UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DDR Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that DDR Corp. intends to release definitive copies of the proxy statement to security holders on or about April 2, 2018.

Notice of Annual Meeting of Shareholders and 2018 Proxy Statement

To the Holders of Common Shares of DDR Corp.:

The 2018 Annual Meeting of Shareholders of DDR Corp. will be held as follows:

WHEN:	• 9:00 a.m. local time, Tuesday, May 8, 2018.

WHERE:	• Loews Regency Hotel 540 Park Avenue New York, New York 10065

ITEMS OF BUSINESS:

• Election of eight Directors.

•  Adoption of an amendment to the Company’s Articles of Incorporation to eliminate the ability of shareholders to exercise cumulative voting in the election of Directors.

• Adoption of an amendment to the Company’s Code of Regulations to implement proxy access in connection with annual meetings of shareholders.

• Authorization of the Company’s Board of Directors to effect, in its discretion, a reverse stock split of the Company’s common stock and adoption of a corresponding amendment to the Company’s Articles of Incorporation.

•  Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

•  Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

•  Transact such other business as may properly come before the Annual Meeting.

WHO CAN VOTE:	• Shareholders of record at the close of business on March 14, 2018 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the Annual Meeting.

VOTING BY PROXY:

• Shareholders may complete, date and sign the accompanying Proxy Card and return it in the enclosed envelope; or

• Vote their shares by telephone or over the Internet as described in the accompanying Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS:	• The Company’s 2018 Proxy Statement and 2017 Annual Report to Shareholders are available free of charge at www.proxydocs.com/ddr.

By order of the Board of Directors,

Aaron M. Kitlowski

Secretary

Dated: April     , 2018

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be held on May 8, 2018

2018 Proxy Statement Table of Contents

1. Proxy Summary	1

2. Proposal One: Election of Eight Directors

Proposal Summary and Board Recommendation	2
Nominees for Election at the Annual Meeting	2
Transactions with the Otto Family	7
Independent Directors	7
Director Qualifications and Review of Director Nominees	7
Majority Vote Standard	8
Cumulative Voting	8

3. Board Governance

Board Leadership	9
Meetings of Our Board	9
Meetings of Non-Management and Independent Directors	9
Committees of Our Board	9
Risk Oversight	12
Compensation of Directors	12
Director Stock Ownership Guidelines	14
Security Ownership of Directors and Management	15

4. Proposal Two: Adoption of an Amendment to the Company’s Articles of Incorporation to the Ability of Shareholders to Exercise Cumulative Voting in the Election of Directors	17

Proposal Summary and Board Recommendation

5. Proposal Three: Adoption of an Amendment to the Company’s Code of Regulations to Implement Proxy Access in Connection with Annual Meetings of Shareholders	19

Proposal Summary and Board Recommendation

6. Proposal Four: Authorization of the Company’s Board of Directors to Effect, in its Discretion, a Reverse Stock Split of the Company’s Common Stock and Adoption of a Corresponding Amendment to the Company’s Articles of Incorporation	21

Proposal Summary and Board Recommendation

7. Proposal Five: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Proposal Summary and Board Recommendation	24
Compensation Committee Report	25
Compensation Committee Interlocks and Insider Participation	25

8. Compensation Discussion and Analysis

Executive Summary	26
Compensation Program Design	28
2017 Compensation Program	34
Stock Ownership Guidelines	39
Hedging and Pledging Policy	39
Tax and Accounting Implications	40
Compensation-Related Risk Analysis	40

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ii    DDR Corp.  ï  2018 Proxy Statement

1. Proxy Summary

This Proxy Summary contains highlights and information that can be found elsewhere in this Proxy Statement as indicated by the applicable page references. This summary does not contain all of the information that you should consider, and therefore you should read the entire Proxy Statement.

MEETING DATE, TIME AND LOCATION

TUESDAY, MAY 8, 2018 AT 9:00 A.M. LOCAL TIME

Loews Regency Hotel

540 Park Avenue

New York, New York 10065

PROPOSALS

Proposal			Board Recommendation	Page Reference for More Information
1.	Election of eight Directors.	✓	“For” all nominees	2
2.	Adoption of an amendment to the Company’s Articles of Incorporation to eliminate the ability of shareholders to exercise cumulative voting in the election of Directors.	✓	“For”	17
3.	Adoption of an amendment to the Company’s Code of Regulations to implement proxy access in connection with annual meetings of shareholders.	✓	“For”	19
4.	Authorization of the Company’s Board of Directors to effect, in its discretion, a reverse stock split of the Company’s common stock and adoption of a corresponding amendment to the Company’s Articles of Incorporation.	✓	“For”	21
5.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	✓	“For”	24
6.	Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.	✓	“For”	58

VOTING

You may vote if you were a shareholder of record at the close of business on March 14, 2018, the record date for the Annual Meeting. We will begin mailing this Proxy Statement, and the Notice of Annual Meeting of Shareholders, along with the accompanying Proxy Card, on or about April [    ], 2018 to all shareholders entitled to vote.

You may vote your shares in person at the Annual Meeting or vote by proxy in any of the following ways:

By Internet	By Telephone	By Mail

Go to: www.investorvote.com/ddr or the web address on your Proxy Card	Call toll free: 1-800-652-8683	Sign the enclosed Proxy Card and return by pre-paid postage envelope

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2. Proposal One: Election of Eight Directors

Proposal Summary and Board Recommendation

At the Annual Meeting, unless you specify otherwise, the common shares represented by your proxy will be voted to elect the eight Director nominees of DDR Corp. (“DDR” or the “Company”). If any of the nominees is not a candidate when the election occurs for any reason (which is not expected) and the size of the Board remains unchanged, then our Board of Directors (the “Board”) intends that proxies will be voted for the election of a substitute nominee designated by our Board as recommended by the Nominating and Corporate Governance Committee.

BOARD RECOMMENDATION:

“For” All Eight Director Nominees

Nominees for Election at the Annual Meeting

Our Board has nominated and recommends that shareholders vote “FOR” the election of each of the following Director nominees, each to serve a one-year term until the next annual meeting of shareholders and until a successor has been duly elected and qualified. Upon consummation of our previously announced plan to spin-off a portfolio of 50 properties, comprised of 38 Continental U.S. assets and the entirety of our Puerto Rico portfolio, into a separate, publicly-traded REIT named Retail Value Inc., the Company expects that Messrs. Roulston and Sholem will resign from the Board and join the board of directors of Retail Value Inc. This spin-off is expected to be completed during the summer of 2018.

Director Since: 2000 Age: 62 Independent: Yes Committees: • Compensation (Chair) • Dividend Declaration • Pricing

TERRANCE R. AHERN — Chairman of the Board, DDR Corp. and Chief Executive Officer, The Townsend Group (institutional real estate consulting)

Background: Mr. Ahern is Co-Founder, Principal and Chief Executive Officer of The Townsend Group, an institutional real estate advisory and investment management firm formed in 1986. Mr. Ahern also is a member of the firm’s Investment Committee. The Townsend Group serves as adviser to, or invests on behalf of, domestic and offshore public and private pension plans, endowments and foundations, and sovereign wealth funds. Mr. Ahern has also served as an Independent Director of KKR Real Estate Finance Trust since 2017. Mr. Ahern is a past member of the Young Presidents Organization, the Pension Real Estate Association (PREA), the National Association of Real Estate Investment Trusts (NAREIT), and the National Council of Real Estate Investment Fiduciaries. He is a former member of the Board of Directors of PREA and the Board of Editors of Institutional Real Estate Securities. Mr. Ahern has been a frequent speaker at industry conferences, including PREA, NAREIT and the National Association of Real Estate Investment Managers.

Qualifications: Mr. Ahern has over 30 years of real estate industry and institutional real estate consulting experience. This experience includes founding and managing a leading institutional real estate advisory and investment firm whose core skill is analyzing real estate firms and investment opportunities. This role and experience provides Mr. Ahern with unique insight into the structure and operations of both public and private real estate companies, and into the real estate environment and capital markets in which we operate. Through his experience, Mr. Ahern has gained an understanding and knowledge of the opportunities, challenges and risks that face real estate companies, as well as the functions of a board of directors.

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Director Since: 2017 Age: 47 Independent: Yes Committees: • Nominating and Corporate Governance • Audit

JANE E. DEFLORIO — Managing Director (Retired), Deutsche Bank AG Retail/Consumer Sector Investment Banking Coverage (global banking and financial services company)

Background: Ms. DeFlorio was Managing Director, Deutsche Bank AG Retail/Consumer Sector Investment Banking Coverage, a division of a global banking and financial services company, from 2007 to 2013, and has served as an Independent Director of Perry Ellis International since 2014. While at Deutsche Bank, Ms. DeFlorio covered a range of mid- to large-cap retail clients. Prior to her role at Deutsche Bank from 2002 to 2007, Ms. DeFlorio held the title of Executive Director in the Investment Banking Consumer and Retail Group at UBS Investment Bank, a business unit of UBS Group AG, and advised on high-profile consumer transactions. Ms. DeFlorio is also the Vice Chairman of the Board of Trustees and Chairman of the Audit and Risk Committee at The New School University in New York City. She also serves on the Board of Governors for The Parsons School of Design. Ms. DeFlorio is a graduate of the University of Notre Dame and Harvard Business School.

Qualifications: With over 15 years of experience in investment banking, primarily focusing on the retail sector, as well as her current board service to another public company, Ms. DeFlorio is uniquely qualified to advise our Board in connection with capital structure, capital allocation, strategic direction, risk management, financial matters, shareholder value creation and strategic opportunities.

Director Since: 2009 Age: 59 Independent: Yes Committee: • Dividend Declaration

DR. THOMAS FINNE — Managing Director, KG CURA Vermögensverwaltung G.m.b.H. & Co. (commercial real estate company, Hamburg, Germany)

Background: Dr. Finne is the Managing Director of KG CURA Vermögensverwaltung G.m.b.H. & Co., a commercial real estate company located in Hamburg, Germany, that manages assets in North America and Europe. Prior to joining KG CURA Vermögensverwaltung G.m.b.H. & Co. in 1992, Dr. Finne was responsible for controlling, budgeting, accounting and finance for Bernhard Schulte KG, a ship owner and ship manager located in Hamburg, Germany. He is currently serving as a director of Sonae Sierra Brasil S.A., which owns and operates retail real estate assets in Brazil. Dr. Finne graduated with an undergraduate degree in business administration and received his doctorate from the International Tax Institute at the University of Hamburg.

Qualifications: Dr. Finne’s experience in international commercial real estate enables him to contribute an international perspective on the issues impacting a real estate company facing today’s challenges and opportunities. His service on the board of directors of several international real estate companies further provides him with business modeling experience and an appreciable awareness of the most effective and essential functions of a board of directors.

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Director Since: 2017 Age: 48 Independent: No Committees: • Dividend Declaration • Pricing

DAVID R. LUKES — President and Chief Executive Officer, DDR Corp.

Background: Mr. Lukes was named President and Chief Executive Officer of DDR Corp. in March 2017. Mr. Lukes most recently served as Chief Executive Officer of Equity One, I(nc. (Equity One), an owner, developer, and operator of shopping centers, as well as a member of Equity One’s Board of Directors, from June 2014 until March 2017. Mr. Lukes also served as Equity One’s Executive Vice President from May 2014 to June 2014. Prior to joining Equity One, Mr. Lukes served as President and Chief Executive Officer of Sears Holding Corporation affiliate Seritage Realty Trust, a real estate company, from 2012 through April 2014. In addition, Mr. Lukes served as the President and Chief Executive Officer of Olshan Properties (formerly Mall Properties, Inc.), a privately owned real estate firm that specializes in the development, acquisition and management of commercial real estate, from 2010 to 2012. From 2002 to 2010, Mr. Lukes served in various senior management positions at Kimco Realty Corporation, including serving as its Chief Operating Officer from 2008 to 2010. Mr. Lukes holds a Bachelor of Environmental Design from Miami University, a Master of Architecture from the University of Pennsylvania and a Master of Science in Real Estate Development from Columbia University.

Qualifications: Mr. Lukes’ qualifications to serve on the Board include his prior experience as Chief Executive Officer of Equity One, his familiarity with the retail REIT industry and his extensive expertise and experience in retail real estate development and operations. Furthermore, his position as a member of the Company’s senior management makes him an important contributor to the Board.

Director Since: 2002 Age: 66 Independent: Yes Committees: • Compensation • Nominating and Corporate Governance

VICTOR B. MACFARLANE — Chairman and Chief Executive Officer, MacFarlane Partners (real estate investments)

Background: Mr. MacFarlane is Chairman and Chief Executive Officer of MacFarlane Partners, which he founded in 1987 to provide real estate investment management services to institutional investors. Mr. MacFarlane has more than 35 years of real estate investment experience. He sits on the Boards of Directors of the Robert Toigo Foundation and the Real Estate Executive Council. He also serves on the Board of Advisors for the UCLA School of Law and the board facilities committee of Stanford Hospital & Clinics. He is a member and former Trustee of the Urban Land Institute (ULI); a member and former Director of PREA; and a member of the International Council of Shopping Centers (ICSC), the Chief Executives Organization and the World Presidents’ Organization.

Qualifications: Mr. MacFarlane brings to our Board three decades of experience as a chief executive officer of a real estate investment and advisory firm and over 35 years of experience in the areas of real estate investment, corporate finance, portfolio management and risk management. His extensive managerial experience as well as his knowledge of the real estate and private capital industries provide our Board with an expansive view on issues impacting the Company and our corporate strategy.

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Director Since: 2015 Age: 50 Independent: Yes

ALEXANDER OTTO — Chief Executive Officer, ECE Projektmanagement G.m.b.H. & Co. KG (commercial real estate company, Hamburg, Germany)

Background: Mr. Otto has served as the Chief Executive Officer of ECE Projektmanagement G.m.b.H. & Co. KG, a commercial real estate company based in Hamburg, Germany that manages assets in Europe, since 2000. Mr. Otto is a graduate of St. Clare’s, Oxford and studied at Harvard University and Harvard Business School.

Mr. Otto is a member of the boards of directors, or equivalent governing bodies, of publicly traded companies Deutsche EuroShop AG and Sonae Sierra Brasil S.A., as well as the privately held companies Otto Group and Peek & Cloppenburg KG. Additionally, Mr. Otto is the Chairman of Lebendige Stadt (“Vibrant City”) Foundation, HSV Campus gemeinnützige GmbH and the Alexander Otto Sportstiftung Foundation, is a member of the board of the Harvard Business School Foundation of Germany and, together with his wife, established the Dorit and Alexander Otto Foundation.

Qualifications: Mr. Otto has more than 20 years of experience in the shopping center business. This experience includes serving as a real estate analyst with a focus on financial analysis and appraisals of shopping centers, as well as a development manager and leasing executive for large shopping centers. These qualifications and his experience as the CEO of a leading private European shopping center company enable Mr. Otto to provide particular insights to the Board regarding the Company’s corporate strategy, the continual optimization of the Company´s operations, transactional activity and general management.

Director Since: 2004 Age: 60 Independent: Yes Committees: • Audit (Chair) • Pricing

SCOTT D. ROULSTON — Principal and Director of Wealth Management, Segall Bryant & Hamill (investment advisor)

Background: Mr. Roulston is a Principal and Director of Wealth Management at Segall Bryant & Hamill, an independent investment firm, a position which he has held since March 2017. He was Managing Director of MAI Capital Management, LLC (MAI), a registered investment advisor, from 2013 to February 2017. He was Managing Director at Burdette Asset Management, a private equity fund manager, from 2011 to January 2013. From 1990 to 2010, he was Chief Executive Officer of Roulston & Company, a firm that provided investment research and management, and its successor firm, Fairport Asset Management. He is a Director of Bluecoats, Inc. He also is a former Director of Defiance, Inc., where he served as Chair of the Compensation Committee and member of the Audit Committee. Mr. Roulston is a graduate of Dartmouth College.

Qualifications: In addition to his past experience on the board of directors of both public and private companies, including on the audit committee of a public company, Mr. Roulston contributes his insights as a leader of an asset management and private equity company, and a trustee of a major public pension fund. This experience has provided him with extensive knowledge of the issues involved with the review and analysis of financial statements, as well as capital markets and the development and implementation of corporate strategy.

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Director Since: 1998 Age: 62 Independent: Yes Committee: • Compensation

BARRY A. SHOLEM — Partner, MSD Capital, L.P. (family investment office)

Background: Mr. Sholem became a partner of MSD Capital, L.P., the family office of Michael and Susan Dell, and head of its real estate fund in July 2004. From 1995 until 2000, Mr. Sholem was Chairman of DLJ Real Estate Capital Partners, a $2 billion real estate fund that he co-founded and that invested in a broad range of real estate-related assets, and a Managing Director at Credit Suisse First Boston. Prior to forming DLJ Real Estate Capital Partners, Mr. Sholem spent ten years at Goldman Sachs in its New York and Los Angeles offices. Mr. Sholem is active in ULI (CRC Silver Council), ICSC, the University of California, Berkeley Real Estate Advisory Board and the Business Roundtable.

Qualifications: Years of experience leading the real estate groups of investment firms gives Mr. Sholem a unique perspective on the business and operations of the Company. In addition, he brings a broad understanding of the social and political issues facing the Company through his involvement with ULI and ICSC.

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Transactions with the Otto Family

In 2009, we entered into a stock purchase agreement with Mr. Alexander Otto. Pursuant to this agreement, Mr. Otto and certain members of his family, whom we collectively refer to as the Otto Family, purchased 40,000,000 common shares of the Company, which we refer to as the Purchased Shares. In connection with the sale of the Purchased Shares, we also entered into an investor rights agreement with Mr. Otto under which he has a right to nominate individuals for election to our Board depending on the Otto Family’s level of ownership in the Company. During such time as the Otto Family beneficially owns 17.5% or more of our outstanding common shares, our Board will nominate two persons recommended by the Otto Family who are suitable to us to become members of our Board at each annual election of Directors, and during such time as the Otto Family beneficially owns less than 17.5% but more than 7.5% of our outstanding common shares, our Board will nominate one person recommended by the Otto Family who is suitable to us to become a member of our Board at each annual election of Directors. In accordance with the investor rights agreement, Dr. Finne has been proposed by Mr. Otto and subsequently nominated and elected to our Board annually since 2009. Beginning in 2015, Mr. Otto has designated himself as the second person to be nominated by our Board pursuant to the investor rights agreement.

Independent Directors

Our Board has affirmatively determined that all Directors who served during 2017 were (except for Messrs. Otto, Lukes and Thomas F. August and Dr. Finne), and all Directors nominated for election by the Board in 2018 (except for Mr. Lukes) are, independent within the meaning of the rules of the NYSE and, as applicable, the rules of the SEC, including with respect to the applicable director’s service on the Compensation Committee and/or, excluding Mr. Otto and Dr. Finne, the Audit Committee. Our Corporate Governance Guidelines provide that our Board will be comprised of a majority of independent Directors and that only those Directors or nominees who meet the listing standards of the NYSE will be considered independent. Our Board reviews annually the relationships that each Director or nominee has with us (either directly or indirectly), and only those Directors or nominees whom our Board affirmatively determines have no material relationship with us will be considered independent.

Director Qualifications and Review of Director Nominees

The Nominating and Corporate Governance Committee reviews annually with our Board the composition of our Board as a whole and recommends, if necessary, action to be taken so that our Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for our Board as a whole and contains at least the minimum number of independent Directors required by applicable laws and regulations and our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of our Board appropriately reflects the needs of our business and, in furtherance of this goal, proposing the addition of Directors and requesting the resignation of Directors for purposes of ensuring the requisite skill sets and commitment of the Directors to actively participate in Board and committee meetings. Directors should possess such attributes and experience as are necessary to provide a broad range of personal characteristics including diversity, management skills, and real estate and general business experience. Directors should commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as participate in other matters necessary to ensure we are well-positioned to engage in best corporate governance practices.

In evaluating a Director candidate, the Nominating and Corporate Governance Committee considers factors that are in the best interests of the Company and its shareholders, including the knowledge, experience, integrity and judgment of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies that our Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a Director; independence and willingness to consider all strategic proposals; any other criteria established by our Board and any core competencies or real estate expertise necessary to staff Board committees. In addition, the Nominating and Corporate Governance Committee will consider potential members’ qualifications to be independent under the NYSE listing standards in accordance

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with our Corporate Governance Guidelines, and will assess whether a candidate possesses the integrity, judgment, knowledge, experience, skills, and expertise that are likely to enhance our Board’s ability to oversee our affairs and business, including, when applicable, to enhance the ability of committees of our Board to fulfill their duties.

The Nominating and Corporate Governance Committee will consider suggestions forwarded by shareholders to our Secretary concerning qualified candidates for election as Directors. To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, a shareholder may submit the candidate’s name and qualifications to our Secretary, Aaron M. Kitlowski, at the following address: 3300 Enterprise Parkway, Beachwood, Ohio 44122. The Nominating and Corporate Governance Committee has not established specific minimum qualifications that a candidate must have to be recommended to our Board. However, in determining qualifications for new Directors, the Nominating and Corporate Governance Committee considers those guidelines described above. The Nominating and Corporate Governance Committee will consider a pool of potential Board candidates established from recommendations from shareholders and third parties, including management and current Directors, as well as pursuant to the investor rights agreement described above under the caption “Transactions with the Otto Family.” The Nominating and Corporate Governance Committee may, in its discretion, retain a search consultant to supplement the pool of potential Board candidates considered for nomination.

The Board has submitted a proposal included in this Proxy Statement to be voted upon by shareholders at the 2018 Annual Meeting to implement proxy access in connection with future annual meetings of shareholders. If implemented, such procedures will impact the manner in which shareholders may nominate Director candidates for election to the Board.

Majority Vote Standard

Consistent with best corporate governance practices, the Company’s Articles of Incorporation provide for a majority vote standard in uncontested elections and a plurality vote standard in contested elections. An election is contested when the number of nominees for election as a Director exceeds the number of Directors to be elected. Under a majority vote standard, each vote is specifically counted “for” or “against” the Director’s election and an affirmative majority of the total number of votes cast “for” or “against” a Director nominee will be required for election. Shareholders are entitled to abstain with respect to the election of a Director. With respect to the election of Directors, broker non-votes and abstentions will not be considered votes cast at the Annual Meeting and will be excluded in determining the number of votes cast at the Annual Meeting.

Cumulative Voting

Although the Board has submitted a proposal included in this Proxy Statement to be voted upon by shareholders at the 2018 Annual Meeting to eliminate the ability of shareholders to exercise cumulative voting in future Director elections, shareholders have the right to request cumulative voting for the election of Directors at the 2018 Annual Meeting. If written notice is given by any shareholder to our President, any Vice President or the Secretary at least 48 hours before the 2018 Annual Meeting that the shareholder desires that cumulative voting be used for the election of Directors, and if an announcement of the giving of that notice is made when the Annual Meeting is convened by the Chairman of the Board, the President or the Secretary, or by or on behalf of the shareholder giving that notice, then each shareholder will have the right to cumulate the voting power that the shareholder possesses in the election of Directors. This means that each shareholder will be able to give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of common shares owned by such shareholder, or to distribute the shareholder’s votes on the same principle among two or more candidates, as the shareholder may elect. If voting for the election of Directors is cumulative, the persons named in the accompanying Proxy Card will vote the common shares represented by proxies given to them in such manner so as to elect as many of the nominees as possible.

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3. Board Governance

Board Leadership

Mr. Ahern serves as Chairman of the Board. The position of Chairman of the Board is a non-executive officer position and is expected to be held by a non-employee, independent Director. The Chairman of the Board has the following responsibilities, among others as may be determined by our Board:

• Ensure that our Board fulfills its oversight and governance responsibilities;
• Consult and advise on any operational matters as requested by our Chief Executive Officer;
• Coordinate the Board’s self-assessment and evaluation process;
• Serve as liaison between the Company’s management and the non-management Directors;
• Coordinate the Board’s annual review and input to the Company’s strategic plan;

• Assist the Nominating and Corporate Governance Committee on corporate governance matters, such as the nomination of Board members, committee membership and rotation, and management succession planning;

• Preside over meetings of our shareholders; and
• Provide leadership to our Board, set the agenda for, and preside over, Board meetings and executive sessions of the independent and non-management Directors.

We believe that an independent Chairman of the Board, separate from our Chief Executive Officer, recognizes the time, effort and commitment that our Chief Executive Officer is required to devote to his position and to fulfill his responsibilities and the independent oversight required by our Chairman of the Board. This structure also enables our Board as a whole to fulfill its responsibility to oversee the risks presented by the Company’s long-term strategy, business plan and model.

Meetings of Our Board

During the fiscal year ended December 31, 2017, our Board held eight meetings and undertook seven written actions. In 2017, all Directors attended 100% of the meetings of our Board with the exception of a Director who was absent for two meetings. As stated in our Corporate Governance Guidelines, all Directors are expected to attend the Annual Meeting. All of our then current Directors nominated for election attended the Annual Meeting of Shareholders in May 2017 with the exception of one Director. Our Board conducts and reviews its operations through a self-assessment process on an annual basis.

Meetings of Non-Management and Independent Directors

The non-management Directors meet in executive session in conjunction with each regularly scheduled Board meeting. These meetings are chaired by the Chairman of the Board. In addition, as required by our Corporate Governance Guidelines, the independent Directors meet at least once per year to the extent our Board includes one or more non-management Directors who are not independent.

Committees of Our Board

During 2017 and during 2018, prior to our Annual Meeting, our Board had the committees described below. The information regarding our committees set forth below reflects the participation of Mr. Robert H. Gidel, who currently serves as a Director but is not standing for re-election to our Board at the 2018 Annual Meeting. Our Board has approved the written charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, which, along with our Corporate Governance Guidelines, are posted on our website at www.ddr.com, under “Governance” in the “Investors” section. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee conducts a self-evaluation and review of its charter annually and reports the results of these evaluations and reviews to our Board. The information contained on or accessible through our website is not incorporated by reference into this Proxy Statement, and you should not consider such information to be part of this Proxy Statement.

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AUDIT COMMITTEE

Members: • Mr. Roulston (Chair) • Ms. DeFlorio (commencing May 9, 2017) • Mr. Gidel • Mr. Ahern (through May 8, 2017)

Responsibilities: The Audit Committee assists our Board in overseeing: the integrity of our financial statements; compliance with legal and regulatory requirements; our independent registered public accounting firm’s qualifications and independence; the performance of our internal audit function and our independent registered public accounting firm; our enterprise risk management policies and procedures; and prepares the Audit Committee Report included in our annual proxy statement.

Independence: All of the members of the Audit Committee are independent as defined in the rules and regulations of the SEC and the NYSE listing standards, including with respect to service on the Audit Committee, in accordance with our Corporate Governance Guidelines. Our Board has determined that each current member of the Audit Committee and each member that served on the Audit Committee in 2017 is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K under the federal securities laws.

Meetings: The Audit Committee held eight meetings in 2017. All members attended 100% of the meetings with the exception of a Director who was absent for one meeting.

COMPENSATION COMMITTEE

Members: • Mr. Ahern (Chair) • Mr. MacFarlane • Mr. Sholem

Responsibilities: Among other responsibilities, the Compensation Committee reviews and approves compensation for our executive officers; reviews and recommends to our Board compensation for Directors; oversees the Company’s compensation and executive benefit plans, including those under which such executive officers and Directors receive benefits; reviews and discusses with management the Compensation Discussion and Analysis and produces the Compensation Committee Report in our annual proxy statement. The Compensation Committee engages a compensation consultant to assist in the design of the executive compensation program and the review of its effectiveness, as further described below under the caption “Compensation Discussion and Analysis.” The Chief Executive Officer provides to the Compensation Committee recommendations regarding compensation for executive officers other than himself for approval by the Compensation Committee, and the Compensation Committee delegates to senior management the authority to administer certain aspects of the compensation program for non-executive officers. In addition, the Compensation Committee may form subcommittees of at least two members for any purpose it deems appropriate and may delegate to the subcommittees any of its power and authority that the Compensation Committee deems appropriate.

Independence: All of the members of the Compensation Committee are independent as defined in the rules and regulations of the SEC and the NYSE listing standards, including with respect to service on the Compensation Committee, in accordance with our Corporate Governance Guidelines.

Meetings: The Compensation Committee held four meetings in 2017. All members attended 100% of the meetings. The Compensation Committee also took written action on one occasion in 2017.

10    DDR Corp.  ï  2018 Proxy Statement

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Members: • Mr. Gidel (Chair) • Ms. DeFlorio (commencing May 9, 2017) • Mr. MacFarlane

Responsibilities: The Nominating and Corporate Governance Committee identifies individuals qualified to become members of our Board and recommends to our Board the persons to be nominated as Directors at each annual meeting of shareholders; recommends to our Board qualified individuals to fill vacancies on our Board; reviews and recommends to our Board qualifications for committee membership and committee structure and operations; recommends Directors to serve on each committee; develops and recommends to our Board corporate governance policies and procedures in compliance with the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act and other rules and regulations relating to our corporate governance; oversees compliance with, and reviews and makes recommendations regarding any waivers under, our Code of Business Conduct and Ethics with respect to officers and Directors; and leads our Board in its annual review of the performance of our Board.

Independence: All of the members of the Nominating and Corporate Governance Committee are independent as defined in the NYSE listing standards and in accordance with our Corporate Governance Guidelines.

Meetings: The Nominating and Corporate Governance Committee held five meetings in 2017. All members attended 100% of the meetings. The Nominating and Corporate Governance Committee also took written action on one occasion in 2017.

DIVIDEND DECLARATION COMMITTEE

Members: • Mr. Ahern • Dr. Finne • Mr. Lukes (Chair and Member commencing May 9, 2017) • Mr. August (Chair and member through March 2, 2017)

Responsibilities: As may be authorized by the Board, the Dividend Declaration Committee determines if and when we should declare dividends on our capital shares and the amount thereof, consistent with the dividend policy adopted by our Board.

Meetings: The Dividend Declaration Committee did not meet during 2017. The Dividend Declaration Committee took written action on four occasions in 2017.

PRICING COMMITTEE

Members: • Mr. Ahern • Mr. Roulston • Mr. Lukes (Chair and Member commencing May 9, 2017) • Mr. August (Chair and member through March 2, 2017)

Responsibilities: The Pricing Committee (or duly appointed subcommittee thereof) is authorized to approve the timing, amount, price and terms of offerings of our debt and equity securities.

Meetings: The Pricing Committee (or duly appointed subcommittee thereof) held no meetings and took written action on three occasions in 2017.

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Risk Oversight

With a Board comprised of management and independent Directors, members of our Board bring a variety of perspectives to address risks faced by our Company. Our Board’s role in enterprise risk management (ERM) includes receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, strategic and compliance risks. The Company has an ERM Committee, comprised of senior management and chaired by the Chief Executive Officer, which meets periodically to identify risks and risk mitigation strategies. The Audit Committee assists our Board in its oversight responsibilities by, among other matters, reviewing reports prepared by the ERM Committee and reporting, on at least an annual basis, to our full Board on the Company’s ERM program. This enables our Board and its committees to coordinate their risk oversight role.

Compensation of Directors

Director Compensation Program

During 2017, the non-employee Directors were compensated in the form of an annual cash retainer and an annual stock retainer, as shown below, which aligns the interests of our Directors and our shareholders. For Directors serving less than the full year, the annual cash retainer and any applicable committee fees paid were prorated based on the dates served.

Component	Annual Amount	Payable
Annual Stock Retainer	Grant of 8,000 common shares	Upon election at the annual meeting of shareholders
Annual Cash Retainer	$50,000	Quarterly in cash or common shares, at the Director’s election

Beginning in May 2018, in lieu of an annual stock retainer of 8,000 common shares per year, non-employee Directors will receive an annual stock retainer equal in value to approximately $100,000 paid quarterly based on the share price of our common stock at the time of grant.

Non-employee Directors are paid fees for service on certain committees as set forth below and for service as the Chairman of the Board. The Director who serves as the Chairman of the Board receives an annual fee of $100,000 in addition to the fees paid to all non-employee Directors. Fees are paid to committee members, the respective committee chairs and the Chairman of the Board in quarterly installments in the form of cash or common shares, at a Director’s election. Each Director is also reimbursed for expenses incurred in attending meetings because we view meeting attendance as integrally and directly related to the performance of the Directors’ duties.

	Annual Fee
Committee	Chair ($)	Member ($)
Audit Committee	40,000	25,000
Compensation Committee	40,000	25,000
Nominating and Corporate Governance Committee	30,000	20,000
Dividend Declaration Committee	—	—
Pricing Committee	—	—

12    DDR Corp.  ï  2018 Proxy Statement

2017 Director Compensation

In accordance with the compensation program described above, the non-employee Directors received the following compensation during 2017:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)(2)	Total ($)
Terrance R. Ahern	202,109	74,640	276,749
Jane E. DeFlorio(3)	62,833	74,640	137,473
Thomas Finne	50,000	74,640	124,640
Robert H. Gidel	105,000	74,640	179,640
Victor B. MacFarlane	95,019	74,640	169,659
Alexander Otto	50,000	74,640	124,640
Scott D. Roulston	90,000	74,640	164,640
Barry A. Sholem	75,000	74,640	149,640

(1)	All of the fees and stock awards listed for Mr. Ahern and all of the fees for Mr. MacFarlane were deferred into the Directors’ Deferred Compensation Plan and converted into units that are the economic equivalent of common shares, as further described below.

(2)	The amounts reported in this column reflect the aggregate grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718), for stock awards granted (8,000 shares) to each of the non-employee Directors in 2017, based upon the closing price of our common shares on the date of grant ($9.33 as of May 15, 2017).

(3)	The compensation for Ms. DeFlorio reflects her service on the Board commencing in January 2017.

Directors’ Deferred Compensation Plan

Non-employee Directors have the right to defer the receipt of all or a portion of their fees pursuant to our Directors’ Deferred Compensation Plan. Our Directors’ Deferred Compensation Plan is an unsecured, general obligation of the Company. Participants’ contributions are converted to units, based on the market value of our common shares, so that each unit is the economic equivalent of one common share but without voting rights. Settlement of units is made in cash, common shares or a combination of both (as permitted by the plan administrators) at a date determined by the participant at the time a deferral election is made. Prior to settlement, each unit earns dividend equivalents in an amount equal to any dividends paid on our common shares during the deferral period. We have established a “rabbi” trust, which holds our common shares, to satisfy our payment obligations under the plan. Common shares equal to the number of units credited to participants’ accounts under the plan are contributed to the rabbi trust. In the event of our insolvency, the assets of the rabbi trust are available to general creditors of the Company. During their terms as Directors, Messrs. Ahern, MacFarlane, and Roulston have deferred compensation represented by the following number of units as of December 31, 2017:

Name	Number of Units under the Directors’ Deferred Compensation Plan	Value of Units ($)(1)
Terrance R. Ahern	258,086	2,312,455
Victor B. MacFarlane	134,837	1,208,140
Scott D. Roulston	29,242	262,011

(1)	Based on the closing price of our common shares on December 29, 2017 (the last trading day of 2017).

Equity Deferred Compensation Plan

During his term as a Director prior to 2006, Mr. Ahern also had the right to defer the vesting of restricted shares pursuant to the Company’s Equity Deferred Compensation Plan. Vested deferred stock units under the Equity

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Deferred Compensation Plan will not be distributed to him until the end of the deferral period selected. As of December 31, 2017, Mr. Ahern had 1,029 units deferred under this plan valued at $9,220 based on the closing price of our common shares on December 29, 2017 (the last trading day of 2017).

Director Stock Ownership Guidelines

Each non-employee Director must own common shares or common share equivalents with an aggregate market value of no less than five times the cash portion of the annual retainer fee paid to a Director. This ownership requirement generally must be met no later than the fifth anniversary of the date restricted shares or common shares comprising a component of the Director’s compensation are first granted to the Director, and on each December 31st thereafter. Our Board established this particular level of stock ownership for our non-employee Directors because we want to have the interests of our non-employee Directors aligned with the investment interests of our shareholders. To this end, and unless otherwise approved by the Nominating and Corporate Governance Committee, each non-employee Director is required to retain at least 50% of the common shares and common share equivalents received by the Director as compensation until such time as the minimum share ownership requirement has been satisfied. Common share units acquired by Directors under our deferred compensation plans constitute common share equivalents and count toward satisfying the stock ownership guidelines. All Directors were in compliance with the Director stock ownership guidelines as of December 31, 2017.

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Security Ownership of Directors and Management

The following table sets forth certain information regarding the beneficial ownership of our common shares as of February 21, 2018, except as otherwise disclosed in the notes below, by (1) our Directors, (2) our named executive officers, and (3) our current executive officers and Directors, as a group. Except as otherwise described in the following notes, the following beneficial owners have sole voting power and sole investment power with respect to all common shares set forth opposite their respective names.

Directors and Management	Amount and Nature of Beneficial Ownership of Common Shares	Percentage Ownership (%)
David R. Lukes	230,000(1)	*
Terrance R. Ahern	322,031(2)(3)	*
Jane E. DeFlorio	8,000	*
Thomas Finne	66,000	*
Robert H. Gidel	62,153(4)	*
Victor B. MacFarlane	83,532(3)	*
Michael A. Makinen	11,325(1)	*
Matthew L. Ostrower	53,000(1)	*
Alexander Otto	63,888,570(5)	17.3
Scott D. Roulston	26,841(3)	*
Barry A. Sholem	130,675	*
Christa A. Vesy	150,944(1)(6)	*
Thomas F. August	105,984(7)	*
William T. Ross	56,755(8)	*
Vincent A. Corno	21,072(9)	*
All Current Executive Officers and Directors as a Group (12 persons)	65,033,071	17.6

*	Less than 1%

(1)	Does not include 202,948; 55,036; 55,036; and 23,614 restricted stock units (RSUs) credited to the accounts of Messrs. Lukes, Makinen and Ostrower and Ms. Vesy, respectively, which will vest in future periods pursuant to their terms. Each unit is the economic equivalent of, and settled with, one common share, but does not confer current dispositive or voting control of any common shares.

(2)	Does not include 1,029 stock units credited to the account of Mr. Ahern with respect to restricted common shares that would have vested pursuant to their terms but were deferred to the Company’s Equity Deferred Compensation Plan. The stock units represent the right to receive common shares at the end of the deferral period, but do not confer current dispositive or voting control of any common shares.

(3)	Does not include 263,602; 83,459; and 29,867 stock units credited to the accounts of Messrs. Ahern, MacFarlane, and Roulston, respectively, pursuant to our Directors’ Deferred Compensation Plan. Each unit is the economic equivalent of one common share, but does not confer current dispositive or voting control of any common shares.

(4)	Includes 62,153 common shares owned by a limited liability company in which Mr. Gidel and his wife each has a one-half interest.

(5)	For information regarding Mr. Otto’s beneficial ownership, see “Corporate Governance and Other Matters — Security Ownership of Certain Beneficial Owners.”

(6)	Includes 68,187 common shares subject to options exercisable on or prior to April 22, 2018.

(7)	Beneficial ownership information for Mr. August is provided as of March 2, 2017, the effective date of his separation from the Company, based on his Form 4 filing with the SEC on March 1, 2017, as well as withholding tax transactions with respect to 5,068 and 43,273 common shares on March 2, 2017 and October 1, 2017, respectively, and his receipt of 8,757 common shares on October 1, 2017, pursuant to our Directors’ Deferred Compensation Plan. Includes 15,100 common shares owned indirectly through a family limited partnership of which Mr. August and his spouse are the sole general partners and of which his immediate family members are the sole limited partners. Mr. August disclaims beneficial ownership of the common shares except to the extent of his pecuniary interests therein.

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(8)	Beneficial ownership information for Mr. Ross is provided as of March 2, 2017, the effective date of his termination of service as an executive officer of the Company, and also reflects withholding tax transactions with respect to 4,092 and 6,390 common shares on May 31, 2017 and January 2, 2018, respectively.

(9)	Beneficial ownership information for Mr. Corno is provided as of March 2, 2017, the effective date of his termination of service as an executive officer of the Company, and also reflects withholding tax transactions with respect to 1,519 and 2,372 common shares on May 31, 2017 and July 11, 2017, respectively.

16    DDR Corp.  ï  2018 Proxy Statement

4. Proposal Two: Adoption of an Amendment to the Company’s Articles of Incorporation to Eliminate the Ability of Shareholders to Exercise Cumulative Voting in the Election of Directors

Proposal Summary and Board Recommendation

We are asking our shareholders to adopt an amendment to our Third Amended and Restated Articles of Incorporation to eliminate the ability of shareholders to exercise cumulative voting in Director elections. Under Ohio law, because our Third Amended and Restated Articles of Incorporation currently do not address cumulative voting, our shareholders can cumulate votes in Director elections at any meeting held for that purpose, whether or not the election is contested. Cumulative voting enables a shareholder to cumulate his or her voting power by giving one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of shares held by the shareholder, or distributing those votes among two or more candidates as the shareholder sees fit. Thus, with cumulative voting, a shareholder can cast all of his, her or its votes “for” one candidate or a small group of candidates, instead of voting either “for” or “against” each candidate.

Consequently, a candidate may be elected even if he or she was not supported by the holders of a majority of our shares. For example, because eight Directors are to be elected at the Annual Meeting of Shareholders, a group of shareholders collectively holding approximately 10% of our outstanding common shares, by merely cumulating and casting votes for a single Director candidate, could elect one Director in a contested election, even if the candidate is not supported by approximately [    ] of shareholders, based on [                ] common shares outstanding on March 14, 2018 and assuming approximately [    ]% of the outstanding common shares are voted at the Annual Meeting of Shareholders.

The Board of Directors believes that each Director is accountable to and should represent the interests of all of our shareholders, and not just to a minority shareholder that has cumulatively voted its shares and that may have special interests contrary to those of a majority of our shareholders. Among other things, the election of Directors with little or no support from shareholders, other than a particular minority shareholder, could result in partisanship and discord on the Board of Directors, and may impair the ability of the Directors to act in the best interests of all of our shareholders and the Company. The Board of Directors, therefore, believes that each candidate should be elected only if he or she receives broad support, which may not be the case under a cumulative voting system.

Furthermore, the Board of Directors believes that very few comparable companies have cumulative voting in the election of Directors, and retaining cumulative voting makes our governance practices inconsistent with market standards.

Finally, as described in Proposal Three, we are also asking shareholders to adopt proxy access procedures for Director elections at future annual meetings. The Board of Directors believes that cumulative voting is incompatible with proxy access, which provides substantial shareholders with the means to influence Director elections significantly by directing all or a large percentage of their votes toward just one Director’s seat. Moreover, proxy access is intended to give individuals or small shareholder groups an ability to influence Director elections by including nominees in our proxy materials. Consequently, eliminating cumulative voting will ensure that only those nominees with broad shareholder support will ultimately be elected to the Board of Directors. For these reasons, the Board of Directors believes that eliminating cumulative voting when implementing proxy access procedures strikes an appropriate balance.

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This proposal to eliminate cumulative voting is not in response to any shareholder effort of which we are aware to remove any Directors or otherwise gain representation on the Board of Directors, to accumulate our common shares, or to obtain control of the Company or the Board of Directors by means of a solicitation in opposition to management or otherwise.

The actual text of the proposed revisions to ARTICLE SEVENTH of our Third Amended and Restated Articles of Incorporation, marked with underlining to indicate additions, is attached to this Proxy Statement as Annex A. The amendment to the Third Amended and Restated Articles of Incorporation will become effective upon its filing with the Secretary of State of Ohio (which is expected to occur promptly following shareholder approval), subject to shareholder approval of this Proposal Two.

Approval of this management proposal will require the affirmative vote of the holders of a majority of the outstanding common shares of the Company. Shares represented by properly delivered proxies will be voted at the meeting in accordance with the shareholders’ instructions. In the absence of specific instructions, the shares will be voted FOR this management proposal. Abstentions and broker non-votes will have the same effect as votes cast against the proposal. If this proposal is approved by our shareholders, it will be implemented only if Proposal Three is also approved. Accordingly, even if this proposal is approved by our shareholders, it will not be implemented unless Proposal Three is also approved by our shareholders at the Annual Meeting.

BOARD RECOMMENDATION:

“For” the Adoption of an Amendment to the Company’s Articles of Incorporation to

Eliminate the Ability of Shareholders to Exercise Cumulative Voting in the Election of Directors.

18    DDR Corp.  ï  2018 Proxy Statement

5. Proposal Three: Adoption of an Amendment to the Company’s Code of Regulations to Implement Proxy Access in Connection with Annual Meetings of Shareholders

Proposal Summary and Board Recommendation

We are asking our shareholders to approve an amendment to our Amended and Restated Code of Regulations to implement “proxy access” in connection with future annual meetings of shareholders. Proxy access, as further described below, allows eligible shareholders to include their own nominee or nominees for election to the Board of Directors in our proxy materials, along with candidates nominated by the Board of Directors.

This proposal is a result of an ongoing review of corporate governance matters by the Board of Directors and its Nominating and Corporate Governance Committee. The Board of Directors and the Nominating and Corporate Governance Committee have considered the advantages and disadvantages of providing proxy access rights to shareholders, including the view that proxy access rights would increase the accountability of Directors to shareholders and would allow shareholders to express preferences in Director nominations more easily. This proxy access proposal addresses our findings and we believe it to be in line with market practices.

The proposed amendment would permit a single shareholder, or group of up to 20 shareholders, holding full voting and investment rights and full economic interest, that has maintained continuous ownership of at least three percent of the Company’s outstanding common shares for at least the previous three years to include a specified number of Director nominees for election to the Board of Directors in the proxy statement for the Company’s annual meeting of shareholders.

Number of Shareholder-Nominated Candidates

The maximum number of shareholder-nominated candidates would be equal to 20 percent of the Directors in office as of the last day a shareholder nomination may be delivered or received or, if the 20 percent calculation does not result in a whole number, the closest whole number below 20 percent and in any event, not less than two shareholder nominated candidates. If the Board of Directors decides to reduce the size of the Board of Directors after the nomination deadline due to Director retirement, resignation or otherwise, the 20 percent calculation will be applied to the reduced size of the Board of Directors, with the potential result that a shareholder-nominated candidate may be disqualified. Shareholder-nominated candidates that the Board of Directors determines to include in the proxy materials as Board-nominated candidates will be counted against the maximum.

Procedure for Selecting Candidates in the Event the Number of Nominees Exceeds the Maximum

Nominating shareholders are required to provide a list of their proposed nominees in rank order. If the number of shareholder-nominated candidates exceeds the maximum number of permitted shareholder candidates, the highest ranked nominee from the nominating shareholder or group of nominating shareholders, as the case may be, with the largest qualifying ownership will be selected for inclusion in the proxy materials first followed by the highest ranked nominee from the nominating shareholder or group of shareholders, as the case may be, with the next largest qualifying ownership, and continuing on in that manner, until the maximum number of nominees is reached.

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Nominating Procedure

Requests to include shareholder-nominated candidates in our proxy materials must be received, under most circumstances, no earlier than 150 days and no later than 120 days before the anniversary of the date that we issued our proxy statement for the previous year’s annual meeting of shareholders. Each shareholder or shareholder group seeking to include a shareholder nominee in our proxy materials is required to provide certain information, including, but not limited to, the verification of share ownership, biographical information about the nominee and certain representations, as set forth in the proposed amendment attached hereto as Annex B.

Independence and Other Qualifications of Shareholder Nominees

A shareholder nominee would not be eligible for inclusion if the Board of Directors determines that he or she is not independent under the listing standards of the principal U.S. exchange upon which our common shares are listed (which is the NYSE), any applicable rules of the SEC, or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of Directors.

Furthermore, a shareholder nominee would not be qualified to be a Director if, among other things: (i) his or her election would cause us to be in violation of our governing documents, the listing standards of the principal U.S. exchange upon which our common shares are listed, any applicable federal law, rule or regulation or our publicly disclosed policies and procedures; (ii) he or she has been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, within the past three years; (iii) he or she is a named subject of a pending criminal proceeding or has been convicted in a criminal proceeding within the past 10 years (excluding traffic violations and other minor offenses); (iv) he or she is subject to certain enforcement orders related to the regulation of securities; or (v) he or she has provided, or his or her nominating shareholder or group of nominating shareholders has provided, information to us that is not accurate, truthful and complete in all material respects, or that otherwise contravenes certain specified agreements, representations or undertakings.

The proposed amendment to the Amended and Restated Code of Regulations is set forth in Annex B, with deletions indicated by strike-throughs and additions indicated by underlining. The amendment to the Amended and Restated Code of Regulations will become effective upon the filing of the amendment to the Third Amended and Restated Articles of Incorporation referred to in Proposal Two with the Secretary of State of Ohio (which is expected to occur promptly following shareholder approval of such proposal), subject to shareholder approval of this Proposal Three.

Approval of this management proposal will require the affirmative vote of the holders of a majority of the outstanding common shares of the Company. Shares represented by properly delivered proxies will be voted at the meeting in accordance with the shareholders’ instructions. In the absence of specific instructions, the shares will be voted FOR this management proposal. Abstentions and broker non-votes will have the same effect as votes cast against the proposal. If this proposal is approved by our shareholders, it will be implemented only if Proposal Two is also approved. Accordingly, even if this proposal is approved by our shareholders, it will not be implemented unless Proposal Two is also approved by our shareholders at the Annual Meeting.

BOARD RECOMMENDATION:

“For” the Adoption of an Amendment to the Company’s Code of Regulations to Implement Proxy Access in Connection with Annual Meetings of Shareholders.

20    DDR Corp.  ï  2018 Proxy Statement

6. Proposal Four: Authorization of the Company’s Board of Directors to Effect, in its Discretion, a Reverse Stock Split of the Company’s Common Stock and Adoption of a Corresponding Amendment to the Company’s Articles of Incorporation

Proposal Summary and Board Recommendation

We are asking our shareholders to (i) authorize the Board of Directors to effect, in its discretion prior to December 31, 2018, a reverse stock split of the outstanding common shares of the Company, as well as those held in treasury, at a ratio of 1-for-2 and (ii) adopt a corresponding amendment to our Third Amended and Restated Articles of Incorporation to effect the reverse stock split, reduce proportionately the total number of common shares that the Company is authorized to issue and reduce proportionally the stated capital of the Company, subject to the Board of Directors’ authority to abandon such reverse stock split and amendment.

If the shareholders approve this Proposal Four, the Board of Directors will effect the reverse stock split and cause the corresponding amendment to our Third Amended and Restated Articles of Incorporation to be filed with the Secretary of State of the State of Ohio only if the Board of Directors determines that the reverse stock split is in the best interests of the Company and its shareholders. The Board of Directors may determine in its discretion not to effect the reverse stock split and not to file the amendment.

Purposes of the Reverse Stock Split

The Board of Directors believes that implementing the reverse stock split would increase the market price of our common shares, as fewer shares will be outstanding. The Board of Directors further believes that the increased market price of our common shares may improve the marketability and liquidity of the common shares and may encourage greater interest and trading in Company common shares.

Furthermore, the Company has announced its intent to spin off certain of its assets into a separate publicly-traded company called Retail Value Inc., or RVI. In connection with the spin-off of RVI, the Board expects that the Company’s market capitalization and, therefore, the trading price of the Company’s common shares, will decrease in proportion to RVI’s enterprise value. This decrease may be significant. A significantly decreased trading price could make the Company’s common shares less marketable or liquid, because investors may be less interested in trading securities with small values. Moreover, many institutional investors and investment funds may be reluctant to invest—or, in some cases, prohibited from investing—in lower priced securities.

In the event that the Company does not consummate the spin-off, the Board believes that the Company would still experience benefits from the reverse stock split. There can be no assurance that the Company will effect the reverse stock split, before or after the consummation of the spin-off, if consummated at all, or if the reverse stock split will result in the benefits discussed or any other benefits.

Board Discretion to Implement the Reverse Stock Split

If this Proposal Four is approved by shareholders and the Board of Directors determines to implement the reverse stock split, the Company will communicate to the public, prior to the effective date of the reverse stock split, detailed information regarding the reverse stock split. The Board of Directors reserves the right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that it would not be in the best

DDR Corp.   ï  2018 Proxy Statement    21

interests of the Company or its shareholders. The Board of Directors may make such a determination if the Company abandons the spin-off of RVI or for other reasons.

Impact of the Reverse Stock Split

The reverse stock split would affect all of the Company’s common shareholders uniformly and would not affect any common shareholder’s percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split could result in any of the Company’s common shareholders receiving cash in lieu of fractional shares, as described below. Furthermore, certain conversion ratios applicable to other securities issued by the Company, as well as exercise prices of, metrics for and amounts of common shares reserved in connection with equity and non-equity awards to the Company’s employees, will be adjusted to reflect the reverse stock split. Common shareholders who hold small amounts or odd lots of common shares as a result of the reverse stock split may encounter increased costs or other difficulties in selling such shares. The reverse stock split will not affect our obligations to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Following the reverse stock split our common shares will continue to be listed on the New York Stock Exchange under the symbol “DDR.”

Practical Considerations

Common shareholders will not receive fractional shares in connection with the reverse stock split. Instead, the Company’s transfer agent will aggregate all fractional shares that would otherwise be issued in the reverse stock split into whole common shares and sell them on behalf of shareholders in the open market, when, how and through which broker-dealers as determined in its sole discretion without any influence by the Company, at prevailing market prices, and distribute the net proceeds pro rata to each shareholder who would otherwise have been entitled to receive a fractional share in the reverse stock split. Shareholders will not be entitled to any interest on the amount of payment made in lieu of a fractional share. Furthermore, ownership of fractional interests will not give holders any voting, dividend or other right, except the right to receive the cash payment. This cash payment may be subject to applicable U.S. federal, state and local income tax. If a holder’s common shares are held in multiple accounts, such shares may not be aggregated for determining such holder’s cash payment in lieu of fractional shares. If you hold our common shares in multiple accounts, you may wish to consolidate your holdings into one account to maximize the common shares that you will hold after the effective date of the reverse stock split. Common shares held in registered form (that is, stock held by you in your own name in our share register records maintained by our transfer agent) and common shares held in “street name” (that is, common shares held by you through a bank, broker or other nominee) for the same investor will be considered held in separate accounts and will not be aggregated when calculating post-reverse stock split holdings and cash payments in lieu of fractional shares. Furthermore, banks, brokers or other nominees may apply their own specific procedures for processing the reverse stock split. If you hold our common shares through an account or other arrangement with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where the Company is domiciled and where funds will be deposited, sums due for fractional shares that are not timely claimed may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to obtain them directly from the jurisdictions to which they were paid.

The Company will provide a letter of transmittal and/or other documentation in connection with any consummation of the reverse stock split. The letter of transmittal and/or other documentation will provide instructions and other information with respect to the reverse stock split, including procedures for exchanging stock certificates, shares held in registered book-entry form and shares held on behalf of beneficial owners by a bank, broker or other nominee.

22    DDR Corp.  ï  2018 Proxy Statement

Accounting Consequences

The par value per share of our common shares will remain unchanged at $0.10 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital attributable to our common shares will be reduced proportionately, based on the reverse stock split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our common shares held in treasury will also be reduced proportionately based on the reverse stock split ratio. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer of our common shares outstanding. In subsequent financial statements and other financial disclosures, net income or loss per share and other per share amounts for periods ending before the reverse stock split will be recast to give retroactive effect to the reverse stock split. We do not anticipate that any other material accounting consequences will arise as a result of the reverse stock split.

Procedure for Effecting Reverse Stock Split

If the common shareholders approve this Proposal Four and the Board of Directors decides to implement the reverse stock split, the reverse stock split will become effective at the time and on the date of the filing of, or at such later time as is specified in, the corresponding amendment to our Third Amended and Restated Articles of Incorporation. Beginning on the effective date of the reverse stock split, each certificate representing pre-reverse stock split common shares or book-entry statement reflecting such shares will immediately be deemed for all corporate purposes to evidence ownership of post-reverse stock split common shares.

The actual text of the proposed revisions to ARTICLE FOURTH of our Third Amended and Restated Articles of Incorporation, marked with deletions indicated by strike-throughs and underlining to indicate additions, is attached to this Proxy Statement as Annex C. The amendment to our Third Amended and Restated Articles of Incorporation will become effective upon its filing with the Secretary of State of the State of Ohio, subject to shareholder approval of this Proposal Four and the discretion of the Board of Directors.

Approval of this management proposal will require the affirmative vote of the holders of a majority of the outstanding common shares of the Company. Shares represented by properly delivered proxies will be voted at the meeting in accordance with the shareholders’ instructions. In the absence of specific instructions, the shares will be voted FOR this management proposal. Abstentions and broker non-votes will have the same effect as votes cast against the proposal.

BOARD RECOMMENDATION:

“For” the Authorization of the Company’s Board of Directors to Effect, in its Discretion, a Reverse Stock Split of the Company’s Common Stock and the Adoption of a Corresponding Amendment to the Company’s Articles of Incorporation

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7. Proposal Five: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Proposal Summary and Board Recommendation

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, we are asking you to cast an advisory (non-binding) vote on the following resolution at the Annual Meeting:

RESOLVED, that, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, compensation tables and related narratives and descriptions of our Proxy Statement for the 2018 Annual Meeting, is hereby APPROVED.

This advisory vote, commonly known as a “Say-on-Pay” vote, gives you the opportunity to express your views about the compensation we pay to our named executive officers, as described in this Proxy Statement. The Board believes that our executive compensation program is designed appropriately and working effectively to help ensure that we compensate our named executive officers for the achievement of annual and long-term performance goals which will enhance shareholder value. Before you vote, please review the sections captioned “Compensation Discussion and Analysis” and “Executive Compensation Tables and Related Disclosure” below. These sections describe our named executive officer pay programs and the rationale behind the decisions made by our Compensation Committee.

You may vote “FOR” or “AGAINST” the resolution or abstain from voting on the resolution. The result of the Say-on-Pay vote will not be binding on us or our Board; however, the Board values the views of our shareholders. The Board and Compensation Committee will review the results of the vote and expect to take them into consideration in addressing future compensation policies and decisions.

This non-binding advisory vote is currently scheduled to be conducted every year. The next Say-on-Pay vote is expected to take place at our 2019 Annual Meeting of Shareholders.

BOARD RECOMMENDATION:

“For” the Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

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We believe you should vote “FOR” the approval, on a non-binding, advisory basis, of our named executive officer compensation, which, as described more fully under the section captioned “Compensation Discussion and Analysis,” we have designed to have strong links to performance, both in terms of operational and financial results as well as in optimizing shareholder value. At-risk elements such as annual bonus incentives and long-term equity incentives typically comprise a significant portion of our overall executive remuneration. For these incentive plans, we establish performance goals so that the level of compensation received appropriately corresponds to the level of performance achieved. In addition, the vesting of time-based restricted stock unit awards is designed to encourage ownership that results in business decisions that build long-term shareholder value and thus stock price appreciation, and retention of our named executive officers. We believe that the compensation paid to our named executive officers appropriately reflects key achievements resulting from the leadership of these named executive officers. Our named executive officer compensation program has been designed to:

•     Pay-for-performance, by providing incentives to our named executive officers to deliver a superior total return to shareholders in the form of share price appreciation and dividend policy as a result of superior financial and operational performance and execution; and

•     Attract and retain leading industry talent, who will be able to deliver superior returns by adopting and executing a strategy to manage our portfolio of shopping centers to provide a highly-compelling shopping experience and merchandise mix for our retail partners and consumers that complements our core competencies and enables us to take advantage of new business opportunities.

We believe you should vote “FOR” the compensation of our named executive officers because the compensation actually earned by our named executive officers for 2017 performance, as described in this Proxy Statement, was aligned with both our pay-for-performance philosophy and our actual 2017 performance.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Proxy Statement for the 2018 Annual Meeting of Shareholders for filing with the SEC.

Compensation Committee

Terrance R. Ahern, Chair

Victor B. MacFarlane

Barry A. Sholem

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2017 were Terrance R. Ahern, Victor B. MacFarlane and Barry A. Sholem. None of our executive officers serves or has served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

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8. Compensation Discussion and Analysis

Executive Summary

In this section of the Proxy Statement, we explain and discuss our 2017 executive compensation program that applied to our named executive officers. We also describe the principles underlying our named executive officer compensation policies and practices, including our pay-for-performance compensation philosophy. In addition, we outline our named executive officer compensation decisions for 2017 in light of the performance of the Company and the transition in our executive management team.

Impact of Management Transition on Compensation Disclosure

In March 2017, David R. Lukes was appointed our President and Chief Executive Officer, or CEO, in connection with the separation of Thomas F. August, who served as a member of our Board from May 2016 to March 2017 and as our President and Chief Executive Officer from July 2016 to March 2017. Concurrently, Michael A. Makinen was named our Executive Vice President and Chief Operating Officer in connection with the separation of William T. Ross, our former Chief Operating Officer, and Matthew L. Ostrower was named Executive Vice President, Chief Financial Officer and Treasurer. Christa A. Vesy, who had served as our Executive Vice President, Chief Accounting Officer and Interim Chief Financial Officer prior to March 2017, ceased to hold the position of Interim Chief Financial Officer as of March 2017 but remained our Executive Vice President and Chief Accounting Officer. In connection with this management transition, Vincent A. Corno, our former Executive Vice President of Leasing and Development, also separated from the Company.

As a result of the management transition, we have seven named executive officers (“NEOs”) for 2017. Four of our NEOs, who we refer to as our “Current Officers”, were still serving as our executive officers as of December 31, 2017:

• David R. Lukes – President and Chief Executive Officer;
• Matthew L. Ostrower – Executive Vice President, Chief Financial Officer and Treasurer;
• Michael A. Makinen – Executive Vice President and Chief Operating Officer; and
• Christa A. Vesy – Executive Vice President and Chief Accounting Officer.

The three remaining NEOs, who we collectively refer to as the “Former Officers”, were no longer employed by us as of December 31, 2017:

• Thomas F. August – Former President and Chief Executive Officer;
• William T. Ross – Former Chief Operating Officer; and
• Vincent A. Corno – Former Executive Vice President of Leasing and Development.

The following discussion is intended to focus on compensation arrangements with respect to our Current Officers. Information regarding compensation arrangements with our Former Officers is separately discussed in the section below entitled “2017 Compensation Program – Separation Payments and Benefits for Former Officers”.

Overview of Key 2017 Compensation Decisions and Actions

In March 2017, we entered into new employment agreements with Messrs. Lukes, Makinen, and Ostrower, and in December 2016 we entered into a new employment agreement with Ms. Vesy. These employment agreements form the foundation of our executive compensation program, which is designed to balance three objectives: to attract and retain highly qualified individuals; to incentivize them to deliver superior returns to our shareholders through the execution of a well-crafted strategy, the achievement of key financial and operational goals and the reduction of the risk profile of the Company; and to ensure that the cost of our compensation program is reasonable to shareholders. The program emphasizes the use of “at risk” performance-based awards for both annual and long-term compensation in order to better align the interests of our management team with those of

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our shareholders. In approving the employment agreements for our Current Officers, the Compensation Committee, which we refer to in this section of the Proxy Statement as the “Committee”, sought to provide competitive target annual compensation and considered market data and the recommendations provided by our independent compensation consultant, Gressle & McGinley LLC (“Gressle & McGinley”). More information concerning the terms of the employment agreements for our Current Officers is provided under the section immediately below entitled “Compensation Program Design” as well as under the section entitled “Employment Agreements” in the “Executive Compensation Tables and Related Disclosure” section of this Proxy Statement.

The principal components of our executive compensation program consist of a base salary, an annual bonus and long-term performance equity. During 2017, each of Messrs. Lukes, Makinen and Ostrower also received an award of restricted share units (“RSUs”) with time-based vesting requirements in connection with their retention and the execution of their employment agreements, and Ms. Vesy received an award of RSUs with time-based vesting requirements in satisfaction of a portion of her 2016 annual performance-based incentive compensation. In addition, each of Messrs. Lukes, Makinen and Ostrower received awards of performance equity pursuant to their employment agreements. No amounts are guaranteed to be paid to our executives with respect to their annual bonus opportunities or their performance equity awards.

Given that Messrs. Lukes, Makinen and Ostrower joined us during the course of 2017, the Committee did not set specific performance metrics governing their 2017 bonuses; instead, bonus determinations for these officers were made on the basis of the Committee’s discretionary, qualitative evaluation undertaken at the conclusion of the year. In evaluating their performance, among other things, the Committee focused on the achievement of key personal and organizational goals and objectives, including extending the weighted average maturity profile of the Company’s indebtedness, disposing of non-core assets in order to further reduce leverage levels, reducing general and administrative expenses and developing a long-term strategy. Based on the substantial progress made by the new management team during the remainder of the year with respect to these objectives, the Committee awarded cash bonuses to these executives in the following amounts, expressed both in absolute amount and as a percentage of the bonus targets set forth in their employment agreements (pro-rated for the actual number of days employed by us in 2017):

Named Executive Officer	Annual Bonus Target ($)	Pro-Rated Bonus Target ($)	Actual Bonus Award ($)	% of Pro-Rated Bonus Target (%)
David R. Lukes	1,062,500	887,842	1,154,195	130
Michael A. Makinen	500,000	417,808	522,260	125
Matthew L. Ostrower	500,000	417,808	522,260	125

The Committee adopted a 2017 annual incentive compensation program for Ms. Vesy, the only Current Officer who was our employee for all of 2017, based on a combination of Same Store Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) growth and the achievement of individual objectives (in each case, as further described below). Based on our Same Store EBITDA results and the Committee’s assessment of Ms. Vesy’s individual performance, the Committee awarded her a 2017 annual incentive in the amount of $255,000 which is 100% of the bonus target set forth in her employment agreement, of which amount $136,000 was paid in cash and $119,000 was paid in the form of RSUs. In acknowledgment of Ms. Vesy’s service as Interim Chief Financial Officer during a portion of 2017 and her significant contributions to the Company’s management transition and proposed spin-off transaction, the Committee also awarded Ms. Vesy special bonus compensation of $68,000 in cash and $85,000 in RSUs.

In early 2018, consistent with its compensation philosophy, the Committee adopted a 2018 annual incentive compensation program for each of our Current Officers which is comprised of financial and operating metrics, including growth in same-property net operating income and operating funds from operations, and individualized goals.

Based on the relative performance of the Company’s share price during the twelve-month period ended February 28, 2018, it was determined that no shares were issuable to Messrs. Lukes, Makinen and Ostrower with respect to the performance shares awarded under their employment agreements having a performance period ending on that date. Similarly, no shares were issued to Ms. Vesy on account of the three measurement dates occurring during 2017 under the 2016 Value Sharing Equity Program (“2016 VSEP”).

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Compensation Program Design

Compensation Philosophy and Objectives

Our primary executive compensation objectives are to:

• attract, retain and motivate executives who are capable of advancing our mission and strategy and ultimately maintain and grow our long-term equity value;
• reward executives in a manner aligned with our financial performance, organizational objectives and their individual goals;
• align the management team’s interests with our shareholders’ long-term interests through equity participation and ownership; and
• ensure that the cost of the compensation program is reasonable to shareholders.

To achieve our objectives, we generally deliver executive compensation through a combination of the following components: (1) base salary; (2) annual incentive compensation; (3) long-term equity compensation; and (4) other employee benefits and perquisites.

Negotiation of Employment Contracts for Current Officers

In March 2017, we entered into new employment agreements with Messrs. Lukes, Makinen and Ostrower which form the foundation of our executive compensation program for these NEOs. In structuring arrangements with these executives, the Committee worked closely with its compensation consultant, Gressle & McGinley. The Committee first focused on determining the appropriate level of target compensation for our CEO, Mr. Lukes. To this end, the Committee reviewed a report prepared by Gressle & McGinley that summarized the total target CEO compensation of our direct shopping center REIT peers, as well as the components of such compensation (salary, bonus and annualized equity). The report focused on 16 other public shopping center REITs with total enterprise values ranging from $330 million to approximately $17 billion which own non-mall retail assets similar to those of DDR (specifically, Kimco Realty Corporation; Brixmor Property Group Inc.; Federal Realty Investment Trust; Regency Centers Corporation; Weingarten Realty Investors; Retail Properties of America, Inc.; Equity One, Inc.; Acadia Realty Trust; Kite Realty Group Trust; Urban Edge Properties; Retail Opportunity Investments Corp.; Ramco-Gershenson Properties Trust; Cedar Realty Trust, Inc.; Urstadt Biddle Properties Inc.; Whitestone REIT; and Wheeler Real Estate Investment Trust, Inc.). This list was used solely for purposes of evaluating potential target annual compensation for Mr. Lukes, and not for performance equity award evaluation, non-competition or other purposes. In addition, the Committee focused on the report’s evaluation of the relationship between company size and actual CEO compensation for the disclosed entities based on information reported in proxy statements using a regression analysis. Based on this data and following negotiations with Mr. Lukes, the Committee determined that the target annual compensation for Mr. Lukes should be approximately $5.65 million (approximately the 75th percentile of this group), which amount the Committee also felt was in line with actual compensation recently paid to CEOs of similarly sized shopping center REITs.

The Committee then considered how this target level of total compensation should be allocated between salary, annual cash bonus, performance equity and service-based equity. In allocating amounts between short-term and long-term compensation, and between cash and equity, the Committee had several objectives:

• A significant portion of the target total compensation should be “at risk” based on performance related to annual financial and strategic objectives (for the annual bonus) and shareholder returns (for long-term equity);

• A significant annual bonus should be available for exceeding financial and strategic objectives; and
• The at-risk equity compensation should be weighted heavily toward performance-based equity that reflects the long-term nature of our strategic plan to transform the portfolio and the organization.

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In determining the components of CEO compensation, the Committee focused on market data within this same group of shopping center REITs. Based on this data, and in particular considering Mr. Lukes’ location in New York City and the compensation breakdown for CEOs of those shopping center REITs considered by the Committee to be the Company’s direct peers and representative of the market for the Company’s executive talent, Mr. Lukes’ annual salary was set at $850,000, which was the 75th percentile of the peer group, and the target level of his annual cash incentive pay was set at 125% of base salary with a maximum opportunity of 200% of base salary. These amounts and our agreement with Mr. Lukes were also influenced by our arms’ length negotiation with Mr. Lukes.

The Committee structured the equity component of the CEO’s compensation with three main objectives in mind: a significant portion of the equity should be “at risk”; performance should be evaluated solely based on relative total shareholder return (“TSR”) compared against other shopping center REITs; and payouts under performance-based equity awards should be reduced in the event relative TSR exceeds the threshold level but returns to shareholders are negative. Accordingly, the Committee granted Mr. Lukes both an upfront equity award that vests over time based on continued employment and initial performance-based equity awards subject to one-, two- and three-year performance periods. Time-based RSUs valued at approximately $2.95 million were granted to Mr. Lukes in connection with the execution of his employment agreement in March 2017 and generally vest in four equal annual installments on the first four anniversaries of the grant date.

The Committee allocated $3.0 million of the targeted $5.65 million annual CEO compensation program to “at risk” performance-based equity. In March 2017, Mr. Lukes was granted “target” awards of 34,398 performance shares, 68,795 performance-based RSUs and 103,193 performance-based RSUs with performance periods beginning in March 2017 and ending in February 2018, 2019 and 2020, respectively. With respect to these awards, the Committee has established rigorous performance thresholds as a condition to the amount of compensation ultimately received by the executive. As a result, no shares are payable under a particular performance-based award unless our relative TSR over the measurement period exceeds that of at least 33% of the peer group (at which point 50% of the award is payable), and the “target” number of shares is not payable unless our TSR exceeds that of at least 55% of the peer group. To achieve the maximum value of the award (in other words, 200% of target) our relative TSR must be at or above the 70th percentile of peer group TSR. Straight-line mathematical interpolation applies between levels above the threshold level. In order to better align our CEO’s compensation with shareholder returns, the Committee also felt that payouts under these performance-based equity awards should be reduced in situations where relative TSR performance thresholds are met but absolute TSR is negative. Therefore, under the terms of these awards, if our absolute TSR is negative over the performance period, any payout is reduced by one-third. Additional information concerning the terms of these performance-based equity awards is provided below under the section of this Compensation Discussion and Analysis entitled “2017 Compensation Program”. Beginning in 2018, Mr. Lukes is expected to receive (subject to the approval of the Committee) similarly structured annual awards of performance-based RSUs having a “target” value of $3.0 million and a three-year performance period.

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At annualized 2017 “target” compensation levels, the compensation of our CEO is summarized in the chart below, illustrating that our program is heavily weighted toward “at risk”, incentive compensation:

*	Annualized value over the four-year term of the employment contract.
**	Annual cash bonus is shown at the Target level. Bonus ranges from $0 (below Threshold) to $1,700,000 (Maximum).

The Committee used comparative data provided by Gressle & McGinley to model compensation programs for our Chief Operating Officer, Mr. Makinen, and Chief Financial Officer, Mr. Ostrower, after the CEO’s design. The target total annual compensation for both of these officers was set at $1.8 million, comprised of base salary of $500,000, target cash bonus of $500,000, annual performance-based equity of $600,000 (at target), and annualized time-based equity of $200,000. In addition to the data analysis, these agreements and amounts were again subject to arms’ length negotiations with Messrs. Makinen and Ostrower. Each of Messrs. Makinen and Ostrower was awarded “target” numbers of 6,880 performance shares, 13,759 performance-based RSUs and 20,639 performance-based RSUs with performance periods beginning in March 2017 and ending in February 2018, 2019 and 2020, respectively, which awards are subject to substantially the same performance objectives as are applicable to Mr. Lukes’ initial performance-based equity awards.

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Pay Governance

Over the past several years we have adopted a number of compensation-related policies and have entered into new employment agreements with our executives in order to implement several best practices in executive compensation. The following are key features of our executive compensation program.

What We Do		What We Don’t Do
✓	We tie pay to performance by making a significant portion of compensation “at risk”.	X	We do not guarantee minimum incentive bonus awards.

✓	Excluding executives who join us mid-year, annual incentive pay is based on multiple performance metrics established at the beginning of each year.	X	We do not encourage excessive risk taking as incentive compensation is not based on any single performance metric.

✓	A significant portion of the value of long-term performance incentives depends on relative shareholder return.	X	We do not pay dividends on unearned equity awards subject to performance-based vesting.

✓	We have stock ownership guidelines for our Directors and our named executive officers.	X	We do not allow Directors or officers to hedge or pledge company securities.

✓	We engage an independent compensation consultant to advise the Committee, which is comprised solely of independent Directors.	X	We do not allow for repricing of stock options without shareholder approval.

		X	No excise tax gross-up provisions.

		X	We do not offer excessive perquisites or special health and welfare plans to executives.

Role of the Committee and Management in Executive Compensation

The Committee has overall responsibility for the compensation programs provided to our named executive officers. Pursuant to the Committee’s charter, the Committee has the authority to review and approve the compensation for executive officers, including the review and approval of the design and implementation of any incentive arrangements, equity compensation, and supplemental retirement programs. Consistent with this authority, the Committee typically establishes financial performance metrics and targets used for annual performance-based incentives, conducts an in-depth review of performance against these objectives, reviews from time to time market pay practices as they relate to both cash-based and equity-based award programs primarily to remain informed about general compensation trends in the market, designs and adopts our long-term equity incentive compensation programs and specifically approves compensation arrangements for our Chief Executive Officer.

Our Chief Executive Officer provides significant input in setting the compensation for our other executive officers by providing the Committee with an evaluation of their performance and making recommendations for any adjustments to their base and target bonus compensation. The Committee can accept, reject or modify the Chief Executive Officer’s recommendations as it sees fit, subject to the terms of any applicable employment agreement.

Role of the Compensation Consultant in Executive Compensation

For 2017, the Committee continued its retention of Gressle & McGinley as its independent compensation consultant. Gressle & McGinley was selected as the advisor to the Committee based on its extensive knowledge of the REIT sector, especially retail REITs, its experience with the Company, and its deep knowledge and experience in designing executive compensation programs over the past 30 years across multiple sectors of the economy. The Committee has assessed the independence of Gressle & McGinley, as required under NYSE

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listing rules. The Committee has also considered and assessed all relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934, that could give rise to a potential conflict of interest with respect to Gressle & McGinley. Based on this review, the Committee is not aware of any conflict of interest that has been raised by the work performed by Gressle & McGinley.

Among other matters, in 2017 Gressle & McGinley assisted the Committee by:

•     Providing market data and analysis of appropriate peer samples in order to assist the Committee in the design and negotiation of employment agreements executed with Messrs. Lukes, Makinen and Ostrower, including the long-term equity-based components thereof;

•      Providing best practice information to, and consulting with, the Company regarding potential risks, if any, that may have a material adverse impact on the Company as a result of the Company’s compensation policies and practices;

• Reviewing annual performance against stated organizational goals and objectives; and
• Providing market data and analysis with respect to the Company’s Director compensation program.

Consideration of 2017 Say-on-Pay Voting Results

At our 2017 Annual Meeting, we received nearly 97% approval, based on the total votes cast, for our annual advisory Say-on-Pay vote to approve the compensation of our named executive officers. Our Board and Committee considered these voting results in connection with their review of the Company’s compensation program during 2017. The Committee and Gressle & McGinley specifically discussed the voting results when reviewing and considering any potential changes to our named executive officer compensation program for 2017. The Committee believes these voting results demonstrate significant, continuing support for our named executive officer compensation program, and chose to not make any substantial changes to the existing program for 2017 specifically in response to the 2017 Say-on-Pay voting results. The Committee will, however, continue to explore from time to time various executive pay and corporate governance changes with Gressle & McGinley to the extent appropriate to keep our executive compensation program aligned with best practices in our competitive market. Based on the results of the non-binding advisory vote held at our 2017 Annual Meeting regarding the frequency of future Say-on-Pay votes, our Board expects to continue to hold Say-on-Pay votes at our future annual meetings of shareholders.

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Principal Elements of Our Compensation Program

The following table summarizes the key elements of our named executive officer compensation program for our Current Officers for 2017:

Type	Element	Form	Objectives	Characteristics

Fixed	Base Salary	Cash	Competitive annual cash compensation to help retain executive talent	Competitive compensation based on comparative market analysis and contractual commitments

At Risk / Performance- Based Incentive	Annual Performance- Based Incentive Compensation	Cash and, for Ms. Vesy, time-based RSUs	Incentivizes executives to achieve individual and Company objectives and aligns executives’ compensation interests with shareholders’ investment interests	Payouts typically earned based on financial and operating metrics and individual performance and, in the case of RSUs awarded to Ms. Vesy, subject to additional time-based vesting

	Long-Term Incentive Compensation	Performance- Based RSUs or Performance Shares (for Messrs. Lukes, Makinen and Ostrower)

Motivates and rewards executives for achieving relative total shareholder return objectives, helps attract and retain executives, and aligns executives’ compensation interests with shareholders’ investment interests

Earned based on total shareholder return achievement relative to a peer group

		Time-Based RSUs	Helps attract and retain executives, and aligns executives’ compensation interests with shareholders’ investment interests by linking the value ultimately realized to the Company’s share price	Generally subject to time-based vesting on a ratable basis

		2016 VSEP Awards (for Ms. Vesy)	Motivates and rewards executives for achieving long-term share-price appreciation and total shareholder return, helps retain executives, and aligns executives’ compensation interests with shareholders’ investment interests	Fully vested shares and RSUs earned based on absolute increases in adjusted market capitalization over an established initial base point; RSUs are subject to additional time-based vesting over four years, and subject to accelerated or continued vesting in certain instances

Other	Retirement Benefits	Plan Contributions	Provides benefits that are competitive with industry practices	Standard tax-qualified defined contribution (401(k)) plan that provides a tax efficient vehicle to accumulate retirement savings, subject to limits on compensation under the Internal Revenue Code

Nonqualified cash and equity deferred compensation plans that permit contributions in excess of Internal Revenue Code limits for qualified plans

	Health and Other Welfare Benefits	Benefit Coverage	Provides benefits that are competitive with industry practices	Broad-based employee benefits program, including health, life, disability and other insurance, and customary fringe benefits providing for basic health and welfare needs

	Perquisites	Expense Reimbursement	Helps attract and retain executives	Automobile service for Mr. Lukes. Reimbursement of life insurance premiums for Messrs. Lukes and Ostrower

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2017 Compensation Program

Base Salary Levels

We pay salaries to our named executive officers to provide them with a base level of income for services rendered. These base salaries are originally established at the time of the named executive officer’s first employment with us based on an analysis of the salaries paid to executives in comparable positions within our industry provided by Gressle & McGinley. Base salaries may be increased by the Committee from time to time, including at the time new employment agreements are entered into with the named executive officers, based on market conditions and prior performance.

Base salaries for Messrs. Lukes, Makinen and Ostrower were established by the Committee in March 2017 as discussed above in connection with the execution of their employment agreements. Base salary levels for these executives were set by the Committee, with the assistance of comparative analysis provided by Gressle & McGinley, in order to align with general market compensation trends for executives in our industry. Ms. Vesy’s base salary was increased to $340,000 in 2016 in accordance with the terms of her employment agreement and remained at that level for 2017.

Annual Incentive Compensation Design

Messrs. Lukes, Makinen and Ostrower. Based on the analysis of compensation paid by other shopping center REITs, the “target” annual incentive cash bonus for the CEO was set at 125% of base salary with a range between 50% of base salary for “threshold” performance and 200% of base salary for “maximum” performance. For Messrs. Makinen and Ostrower, the “target” annual incentive cash bonus is set at 100% of salary with a range between 50% of base salary for “threshold” performance and 150% of salary for “maximum” performance. In all cases, no cash bonus is payable in the event the executive’s performance is below the threshold level.

In light of the reorganization of the management team in March 2017, and the time needed for the new management team to formulate its long-term strategic plan for our business, the Committee did not implement specific performance metrics governing 2017 bonuses for Messrs. Lukes, Makinen and Ostrower. Instead, the Committee conducted a qualitative, subjective evaluation of their performance for the purpose of determining their 2017 annual incentive compensation. In particular, the Committee focused on the achievement of key organizational goals and objectives identified by the new management team shortly after its arrival, including extending the weighted average maturity profile of the Company’s indebtedness, disposing of non-core assets in order to further reduce leverage levels, reducing general and administrative expenses and developing a long-term strategy.

Ms. Vesy. Following the arrival of the new management team, the Committee adopted a 2017 annual incentive compensation program for Ms. Vesy who was the only Current Officer employed by the Company for all of 2017. The two components of the program consisted of (1) growth in Same Store EBITDA and (2) qualitative individual performance objectives specifically tailored to Ms. Vesy’s roles and responsibilities within the organization. Pursuant to the terms of her employment agreement, the “target” annual cash incentive opportunity for Ms. Vesy is 40% of base salary with a range between 20% of base salary for “threshold” performance and 80% of base salary for “maximum” performance. Additionally, Ms. Vesy’s employment contract provides for an annual “target” equity incentive opportunity of 25% of the sum of her base salary and annual incentive cash bonus with a range between 12.5% of such amount for “threshold” performance and 50% of such amount for “maximum” performance.

We have used Same Store EBITDA as a compensation performance metric since 2010. EBITDA includes overhead and administrative costs, but excludes interest expense, interest income and other non-operating items, such as the gain or loss on the sale of properties, asset impairments, valuation allowances, workforce restructuring charges, lease termination fees over a certain dollar threshold, certain non-cash income items as well as the net impact of the hurricane on the Puerto Rico portfolio. Same Store EBITDA is further defined as EBITDA from wholly-owned and joint venture operating properties and other investments that we have owned for at least two consecutive years. Same Store EBITDA growth is important because it captures key property value drivers, such as occupancy rates, rental rates, and property expenses, and it also includes fee income, and general and administrative expenses. At the same time, Same Store EBITDA is not impacted by financing decisions or current year acquisitions, dispositions or redevelopments, and is a performance measure less prone to influence by financial and other strategies that rely on short-term debt and increased risk.

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Achievement of our Same Store EBITDA growth goal was measured on a scale from a “none” level (in other words, producing no payout for this component of the award) for performance that is “below expectations” to a “maximum” level for “superior” performance. The achievement opportunities with respect to the Same Store EBITDA growth metric are set forth in the following table:

Performance Level	Same Store EBITDA Growth YoY (%)(1)	Award Level
Superior	3.500	Maximum
Target+	2.875	Target+
Target	2.250	Target
Threshold+	1.625	Threshold+
Threshold	1.000	Threshold
Below Expectations	<1.000	None

(1)	Growth in Same Store EBITDA between these levels is rounded to the nearest award level when calculating incentive compensation based on the Same Store EBITDA Growth metric. For this table, “YoY” means year-over-year.

The 2017 annual incentive compensation program for Ms. Vesy also consisted of qualitative individual performance objectives which were evaluated by the Committee at the end of the year on the same scale ranging from “below expectations” to “superior” achievement levels. This evaluation took place as part of our year-end performance appraisal process. The qualitative individual performance objectives for Ms. Vesy consisted of the following: ensuring the accuracy, transparency and timeliness of the Company’s financial reporting; contributions related to the reduction of general and administrative expenses; and an expanded leadership role for various organizational, accounting, and financial objectives. In determining Ms. Vesy’s overall performance for 2017 and the resulting level of her annual incentive compensation, the individual components of growth in Same Store EBITDA and achievement of qualitative performance objectives were weighted equally.

Annual Incentive Compensation Decisions

Messrs. Lukes, Makinen and Ostrower. The Committee determined 2017 bonuses for Messrs. Lukes, Makinen and Ostrower using a subjective assessment of performance with respect to key organizational goals and objectives and the particular executive’s contribution towards achievement of these goals and objectives. In particular, the Committee considered the following:

•     For Mr. Lukes: the creation and execution of a 2017 disposition plan designed to reduce indebtedness and improve portfolio quality and growth prospects; the formulation of a long-term growth strategy for the Company through the identification of higher growth and redevelopment assets and the separation of lower growth assets into a spin-off entity designed to maximize shareholder returns through operations and asset sales; and actions taken to reduce general and administrative expense in connection with increased organizational efficiency and a decrease in the size of the Company’s portfolio.

•      For Mr. Ostrower: the execution of a restructuring of the Company’s balance sheet resulting in an extended weighted average maturity of its indebtedness; improved communications and reporting transparency with analysts and investors through enhanced quarterly supplemental reporting; and significant contributions to the formulation, communication and execution of the Company’s spin-off strategy.

•     For Mr. Makinen: the reconfiguration of the Company’s leasing personnel and incentive structure; increased focus on small shop leasing opportunities; improvements to the Company’s property budgeting process; and leadership with respect to property restoration and tenant reopening efforts in Puerto Rico in the wake of Hurricane Maria.

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Based on the Committee’s assessment of performance, it awarded 2017 annual cash bonuses to these executives in the following amounts:

	Annual Bonus Target	Pro-Rated Bonus Target	Actual Bonus Award	% of Pro-Rated Bonus Target
David R. Lukes	$1,062,500	$887,842	$1,154,195	130%
Michael A. Makinen	$500,000	$417,808	$522,260	125%
Matthew L. Ostrower	$500,000	$417,808	$522,260	125%

Ms. Vesy. Ms. Vesy’s annual incentive compensation was determined by the Committee by reference to two components, growth in Same Store EBITDA and achievement of individual performance objectives. The Company’s growth in Same Store EBITDA for 2017 corresponded to a performance level of “Below Expectations”. With input from Mr. Lukes, the Committee determined Ms. Vesy’s performance with respect to individual performance objectives to be “Superior” based on her performance on the qualitative performance objectives identified above. Weighted equally, these components produced an overall score for Ms. Vesy of “Target” which, pursuant to the terms of her employment agreement, resulted in annual cash incentive compensation of $136,000 and annual equity incentive compensation of $119,000 paid in RSUs. The number of RSUs granted to Ms. Vesy was calculated based on the value of our common shares as of the grant date and generally vests in three equal installments on the first three anniversaries of the grant date.

Special Bonus Compensation

In February 2018, Ms. Vesy was also paid a special bonus of $153,000 in recognition of her service as Interim Chief Financial Officer for a portion of 2017 as well as for her significant contributions to the Company’s successful management transition and the planning of the Company’s spin-off strategy. Of this amount, $68,000 was paid in cash and $85,000 was paid in RSUs. The number of RSUs granted to Ms. Vesy was calculated based on the value of our common shares as of the grant date and generally vests in three equal installments on the first three anniversaries of the grant date. On account of her 2017 incentive compensation described above and this special bonus compensation, on February 22, 2018, Ms. Vesy was granted 26,880 RSUs.

Performance-Based and Retention-Based Equity Grants Made in 2017

Performance Awards. Pursuant to the terms of their March 2017 employment agreements, Messrs. Lukes, Makinen and Ostrower were granted the following awards upon commencement of their employment:

• 34,398, 6,880, and 6,880 performance shares, respectively, subject to a performance period beginning on March 1, 2017 and ending February 28, 2018;
• 68,795, 13,759, and 13,759 performance RSUs, respectively, subject to a performance period beginning on March 1, 2017 and ending on February 28, 2019; and
• 103,193, 20,639, and 20,639 performance RSUs, respectively, subject to a performance period beginning on March 1, 2017 and ending on February 28, 2020.

In each case, these performance awards will become payable to the executive at the end of the applicable performance period based on the percentile rank of the Company’s TSR measured over the applicable performance period as compared to the total shareholder return of a particular set of peer companies during such period as shown below (with straight-line interpolation between levels):

Performance Level	Relative TSR	Percentage Earned
Below Threshold	Below 33rd percentile	0%
Threshold	33rd percentile	50%
Target	55th percentile	100%
Maximum	70th percentile or above	200%

36    DDR Corp.  ï  2018 Proxy Statement

For these purposes, the peer companies consist of: Acadia Realty Trust, Brixmor Property Group Inc., Federal Realty Investment Trust, Kimco Realty Corporation, Kite Realty Group Trust, Ramco-Gershenson Properties Trust, Regency Centers Corporation, Retail Opportunity Investments Corp., Retail Properties of America, Inc., Urban Edge Properties, and Weingarten Realty Investors. These eleven entities were chosen (and specifically differ from the comparison group used to establish target annual compensation for Mr. Lukes as described above) because they were considered to be most similar to the Company in terms of the economic forces that impact their financial performance and the trading characteristics of their common stock. In the event that our TSR during the applicable performance period is negative, the number of performance shares or RSUs awarded to the executive will be reduced by one-third.

Similarly, on March 2, 2018, Messrs. Lukes, Makinen and Ostrower were granted 391,389, 78,278 and 78,278 performance RSUs, respectively, subject to a performance period beginning on March 1, 2018 and ending on February 28, 2021. It is expected that on each of March 2, 2019 and March 2, 2020, Messrs. Lukes, Makinen and Ostrower will be granted (subject to the approval of the Committee) a number of performance RSUs determined by dividing the applicable award value ($3,000,000 for Mr. Lukes and $600,000 for each of Messrs. Makinen and Ostrower) by the average closing price of a share of our common stock for the ten trading days immediately preceding the grant date, generally subject to a three-year performance period beginning on March 1, 2018, March 1, 2019 or March 1, 2020, respectively.

Retention-Based RSUs. In connection with the execution of their employment agreements, each of Messrs. Lukes, Makinen and Ostrower received a retention-based award of 202,948, 55,036 and 55,036 RSUs, respectively. In general, and subject to the Executive’s continued employment by the Company, these RSUs will vest in four substantially equal installments on each of the first four anniversaries of the March 2, 2017 grant date.

More information concerning the terms of the employment agreements, including the equity compensation granted to the executives thereunder, is provided under the section entitled “Employment Agreements” in the “Executive Compensation Tables and Related Disclosure” section of this Proxy Statement.

2016 Value Sharing Equity Program

In February 2016, we adopted the 2016 VSEP, a performance-based, long-term equity incentive program, and awarded opportunities thereunder to certain officers, including Ms. Vesy. The 2016 VSEP was designed to reward participants for contributing to our financial performance and allow such participants to share in “Value Created” (as defined in accordance with the terms of the program), based upon increases in our adjusted market capitalization over our initial market capitalization, using a starting share price of $17.41 per share, over pre-established periods of time. Under the 2016 VSEP, participants were granted performance-based award opportunities which, if earned, are settled 20% in our common shares and 80% in RSUs that are generally subject to time-based vesting requirements for a period of four years.

Pursuant to the award terms, on five specified measurement dates (the first date occurring on February 23, 2017, with subsequent measurement dates occurring on June 30, 2017, December 31, 2017, June 30, 2018 and December 31, 2018), the Company will measure the “Value Created” during the period between the start of the 2016 VSEP and the applicable measurement date. Value Created is measured for each period for the performance awards as the increase in the Company’s market capitalization on the applicable measurement date (in other words, the product of the Company’s five-day trailing average share price as of each measurement date — price-only appreciation, not total shareholder return — and the number of shares outstanding as of the measurement date), as adjusted for equity issuances and/or equity repurchases, over the Company’s initial market capitalization at the start of the 2016 VSEP utilizing the starting share price. The ending share price used for purposes of determining Value Created for the performance awards during any measurement period is capped at $25.35 per share. Each participant has been assigned a “percentage share” of the Value Created for the performance awards, which in Ms. Vesy’s case is 0.0600%.

There was no Value Created for the three measurement dates falling in 2017, and therefore no shares or RSUs were issued to Ms. Vesy pursuant to the 2016 VSEP with respect to these three measurement periods.

Other Benefits and Information

Perquisites and Fringe Benefits. The Current Officers received certain additional benefits during 2017. The Committee believes that these benefits are reasonable and consistent with its overall compensation program and better enable us to attract and retain superior executive talent.

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For 2017, while employed by the Company, each of Messrs. Lukes, Makinen and Ostrower and Ms. Vesy were eligible for participation in health, life, disability and other insurance plans, sick leave, reasonable vacation time, and other customary fringe benefits generally on terms available to our other employees.

Pursuant to his employment agreement, Mr. Lukes is entitled to automobile service for business and personal use. The benefit includes all reasonable related maintenance, repairs, parking, gasoline, insurance and other reasonable costs and expenses.

Pursuant to their employment agreements, Messrs. Lukes and Ostrower are entitled to reimbursement (up to an aggregate maximum of $25,000 in any calendar year) for premiums for life, disability and/or similar insurance policies.

Pursuant to his employment agreement, Mr. Lukes was entitled to reimbursements from the Company’s for his reasonable attorneys’ fees and other reasonable expenses incurred in connection with the negotiation of his employment agreement, up to a maximum of $20,000.

Retirement Benefits. We have established a tax qualified 401(k) plan for our employees pursuant to which we made semi-monthly matching contributions during 2017 equal to 50% of each participant’s contribution, up to 6% of the sum of his or her base salary plus annual cash performance-based incentive, not to exceed the sum of 3% of the participant’s base salary plus annual cash performance-based incentive, subject to Internal Revenue Code limits.

Elective Deferred Compensation Plan. Our named executive officers are entitled to participate in our Elective Deferred Compensation Plan. Pursuant to the Elective Deferred Compensation Plan, executive officers can defer up to 100% of their base salaries and annual cash performance-based incentives, less applicable taxes and authorized benefits deductions. The Elective Deferred Compensation Plan is a nonqualified plan and is an unsecured, general obligation of the Company, and we have established and funded a “rabbi” trust to satisfy our payment obligations under this plan. The Company provides a matching contribution to any executive who defers compensation into the Elective Deferred Compensation Plan equal to the difference between (1) up to 3% of the sum of the executive’s base salary and annual cash performance-based incentive eligible for deferral under the 401(k) plan and the Elective Deferred Compensation Plan, combined, and (2) the actual employer matching contribution provided under the 401(k) plan. Earnings on a participant’s deferred account are based on the results of the investment options available in the plan that are selected by the participant. Settlement is generally made in cash at a date determined by the participant at the time a deferral election is made. None of the Current Officers elected to defer any portion of their 2017 compensation pursuant to the Elective Deferred Compensation Plan.

Equity Deferred Compensation Plan. Pursuant to the Equity Deferred Compensation Plan, our executive officers, including the named executive officers, have the right to defer the receipt of restricted shares or RSUs earned under any equity compensation plan. The value of a participant’s deferrals is converted into units, based on the market value of our common shares at the time of the deferral, so that each unit is equivalent in value to one common share. We have established and funded a “rabbi” trust, which holds our common shares, to satisfy our payment obligations under this plan. Common shares equal to the number of units credited to the participants’ accounts under this plan are placed in the rabbi trust. In the event of our insolvency, the assets of the rabbi trust are available to general creditors. Settlement of units is generally made in our common shares at a date determined by the participant at the time a deferral election is made. None of our Current Officers elected to defer 2017 service-based RSUs pursuant to the Equity Deferred Compensation Plan.

Separation Payments and Benefits for Former Officers

Thomas F. August. Mr. August served as our President and CEO until his separation on March 2, 2017. Mr. August’s base salary rate for the period of 2017 in which he was our employee was $750,000 per year, which rate was unchanged from 2016. No equity grants were made to Mr. August during 2017, and no performance metrics were adopted in early 2017 to govern Mr. August’s 2017 annual incentive compensation given the management transition underway. In addition to benefits generally available to officers of the Company, Mr. August was also entitled to a commuting allowance at a rate of not less than $96,000 per year to assist with

38    DDR Corp.  ï  2018 Proxy Statement

the costs associated with Mr. August commuting between his residence and our headquarters. For more information about the payments and benefits Mr. August received in connection with his separation from the Company, see “Separations in 2017” in the “Executive Compensation Tables and Related Disclosure” section of this Proxy Statement below.

William T. Ross. Mr. Ross served as our Chief Operating Officer from January 3, 2017 until the arrival of the new management team on March 2, 2017; Mr. Ross’ employment with us formally terminated on May 31, 2017. Pursuant to the terms of his employment agreement, Mr. Ross’ annual base salary rate was $450,000 per year, and Mr. Ross received a one-time, retention-based award of 67,257 RSUs in January 2017 in connection with his commencement of employment with the Company. No additional equity grants were made to Mr. Ross during 2017, and no performance metrics were adopted in early 2017 to govern Mr. Ross’s 2017 annual incentive compensation given the management transition which occurred shortly after his arrival. For more information about the payments and benefits Mr. Ross received in connection with his separation from the Company, see “Separations in 2017” in the “Executive Compensation Tables and Related Disclosure” section of this Proxy Statement below.

Vincent A. Corno. Mr. Corno served as our Executive Vice President of Leasing and Development Effective until the arrival of the new management team on March 2, 2017; Mr. Corno’s employment with us formally terminated on April 15, 2017. Mr. Corno’s base salary rate for the period of 2017 in which he was our employee was $400,000 per year, which rate was unchanged from 2016. No equity grants were made to Mr. Corno during 2017, and no performance metrics were adopted in early 2017 to govern Mr. Corno’s 2017 annual incentive compensation given the management transition underway. For more information about the payments and benefits Mr. Corno received in connection with his separation from the Company, see “Separations in 2017” in the “Executive Compensation Tables and Related Disclosure” section of this Proxy Statement below.

Stock Ownership Guidelines

Under our stock ownership guidelines, each named executive officer must own common shares or common share equivalents with an aggregate market value of no less than the applicable multiple of such officer’s annual base salary for the immediately preceding year. For the current Chief Executive Officer, the multiple is five times his annual base salary; for the current Chief Operating Officer and current Chief Financial Officer, the multiple is three times his base salary; and for all other Section 16 executive officers, the multiple is one times his/her annual base salary. Our Board established these particular levels of stock ownership for our named executive officers because we want to have the interests of our named executive officers aligned with the investment interests of our shareholders.

Such minimum share ownership requirement must be satisfied (1) initially, by no later than the fifth anniversary of the first March 31st following the date such officer receives his or her first grant as a named executive officer, and then (2) on each anniversary of March 31st thereafter. To that end, and unless otherwise approved by the Nominating and Corporate Governance Committee, each named executive officer is required to retain 50% of the common shares or common share equivalents of the Company acquired through grants from the Company as part of compensation until such time as the minimum share ownership requirement is satisfied. Unvested restricted shares, RSUs and shares deferred into our Equity Deferred Compensation Plan constitute common share equivalents and count toward satisfying the stock ownership guidelines. As of February 28, 2018, all Current Officers were in compliance with the stock ownership guidelines, and all Former Officers were in compliance with the stock ownership guidelines during the periods they were employed by the Company during 2017.

Hedging and Pledging Policy

Our Board adopted a policy prohibiting our Directors and executive officers from (1) engaging in certain hedging transactions involving the Company’s stock, and (2) pledging Company stock as collateral for a loan because the Board determined that such a policy is in the best interests of the Company and our shareholders. Currently, all Current Officers and Directors are in compliance with the Company’s policy.

DDR Corp.   ï  2018 Proxy Statement    39

Tax and Accounting Implications

The Company made an election to qualify as a REIT under the Internal Revenue Code, and as such generally will not be subject to federal income tax. Thus, the deduction limit for compensation paid to certain covered employees, provided under Section 162(m) of the Internal Revenue Code of 1986, as amended, was generally not material to the design and structure of our named executive officer compensation program for 2017.

Compensation-Related Risk Analysis

The Committee has overall responsibility for overseeing the risks relating to compensation policies and practices affecting senior management. The Committee uses its consultant, Gressle & McGinley, to independently consider and analyze the extent, if any, to which our compensation policies and practices might create risks for the Company, and this review also focuses on variable and incentive compensation elements, as well as policies and practices that could mitigate or balance any such incentives.

After conducting this review, including most recently in early 2018, the Committee has determined that none of our compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, the Committee considered that a significant portion of total executive compensation is comprised of long-term performance based compensation whose vesting is based on both relative and absolute shareholder return and RSUs that vest over several years. The Committee believes that these equity award structures and the corresponding vesting conditions encourage actions and behaviors that increase long-term shareholder value rather than short-term risk taking. In addition, annual incentive compensation awarded to our executive officers is typically based on a number of executive-specific performance metrics, thereby reducing the likelihood that our executives are overly focused on any single metric that might encourage risky behavior.

40    DDR Corp.  ï  2018 Proxy Statement

9. Executive Compensation Tables and Related Disclosure

2017 Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)(4)	All Other Compensation ($)(5)	Total ($)
David R. Lukes(6)	2017	705,064	1,154,195	5,624,143	—	—	57,833	7,541,235
Chief Executive Officer and President	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—
Michael A. Makinen(6)	2017	414,744	522,260	1,325,789	—	—	10,294	2,273,087
Chief Operating Officer	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—
Matthew L. Ostrower(6)	2017	414,744	522,260	1,325,789	—	—	18,850	2,281,443
Executive Vice President, Chief Financial Officer and Treasurer	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—
Christa A. Vesy(6)	2017	340,000	68,000	204,026	—	136,000	10,944	758,970
Executive Vice President and Chief Accounting Officer	2016	310,175	100,000	449,815	23,610	204,000	15,823	1,103,423
	2015	298,541	—	115,945	38,644	131,382	10,676	595,188
Thomas F. August(6)	2017	130,289	—	—	—	—	3,711,080	3,841,369
Former Chief Executive Officer and President	2016	375,582	484,932	3,214,220	—	—	57,562	4,132,296
	2015	—	—	—	—	—	—	—
William T. Ross(6)	2017	187,500	—	1,027,014	—	—	1,588,188	2,802,702
Former Chief Operating Officer	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—
Vincent A. Corno(6)	2017	166,667	—	—	—	—	1,097,702	1,264,369
Former Executive Vice President of Leasing and Development	2016	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—

(1)	The amounts reported in columns (c) and (g) for 2017 include amounts deferred into our 401(k) plan (a qualified plan) and our Elective Deferred Compensation Plan (a nonqualified plan) by Messrs. Lukes, Makinen, Ostrower, August, Ross and Corno and Ms. Vesy for the year ended December 31, 2017 as follows: Mr. Lukes, $18,000; Mr. Makinen, $23,333; Mr. Ostrower, $18,000; Mr. August, $472,520; Mr. Ross, $18,750; Mr. Corno, $24,000; and Ms. Vesy, $18,000. Under our Elective Deferred Compensation Plan, deferred amounts are payable to the named executive officer at a date and in a form specified by the named executive officer at the time of his or her deferral election in accordance with the provisions of the plan.

(2)	The amount reported in column (d) for Messrs. Lukes, Makinen and Ostrower, reflects the amounts paid to them under their respective annual cash bonus for 2017 pursuant to their respective employment agreement (determined on the basis of a qualitative, subjective evaluation of performance for 2017). The amount in column (d) for Ms. Vesy reflects a special cash bonus paid to her in February 2018 in recognition of her service as Interim Chief Financial Officer, contributions to executive transition matters and the planning of the Company’s spin-off strategy in 2017. For information about these bonuses earned for 2017, see “Compensation Discussion and Analysis — 2017 Compensation Program — Annual Incentive Compensation Decisions.”

(3)	The amounts reported in column (e) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of all stock awards granted during the reported years. Assumptions used in the calculation of these amounts for 2017 are included in footnote 13 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. The amounts reported in this column for 2017 are as follows:

•

for Mr. Lukes includes the grant date fair value of time-based RSUs, performance shares and performance-based RSUs granted in accordance with his employment agreement in 2017. The amounts reported in this column for performance shares and

DDR Corp.   ï  2018 Proxy Statement    41

performance-based RSUs reflect the probable outcome of the applicable performance conditions. Assuming achievement of maximum performance, the value as of the grant date of such awards would be $5,602,272.

•

for each of Messrs. Makinen and Ostrower includes the grant date fair value of time-based RSUs, performance shares and performance-based RSUs granted in accordance with his employment agreement in 2017. The amounts reported in this column for performance shares and performance-based RSUs reflect the probable outcome of the applicable performance conditions. Assuming achievement of maximum performance, the value as of the grant date of such awards would be $1,120,476 for each NEO.

•	for Ms. Vesy includes the grant date fair value of an annual performance-based equity incentive award granted in 2017 for the 2016 service period in the form of RSUs.

•	for Mr. Ross includes the grant date fair value of time-based RSUs in accordance with his employment agreement in 2017.

Annual performance-based stock incentive compensation awards for Ms. Vesy related to performance in service year 2017 are granted in 2018 and not included in this column but are further described in “Compensation Discussion and Analysis — 2017 Compensation Program — Annual Incentive Compensation Decisions.”

(4)	The amounts reported in column (g) for 2017 reflect cash amounts earned by Ms. Vesy as annual cash performance-based incentive compensation for 2017. For more information about the award reported in this column for 2017, see “Compensation Discussion and Analysis — 2017 Compensation Program — Annual Incentive Compensation Decisions” above.

(5)	The amounts shown in column (h) for the named executive officers for 2017 include:

•

for Mr. Lukes, automobile service, reimbursement of costs for negotiating his employment agreement, reimbursement of personal disability/life policies of $20,478 and matching contributions to the 401(k) plan;

•	for Mr. Makinen, matching contributions to the 401(k) plan and disability insurance premiums;

•	for Mr. Ostrower, reimbursement of personal disability/life policies of $10,000 and matching contributions to the 401(k) plan;

•	for Ms. Vesy, matching contributions to the 401(k) plan and disability insurance premiums;

•

for Mr. August, matching contributions to the deferred compensation plan and 401(k) plan and commuting allowance of $16,000, and contractual termination payments triggered as the result of Mr. August’s employment separation on March 2, 2017 of $3,690,488 consisting of (1) $3,499,500, representing an amount equal to two times the sum of his base salary plus his target 2017 annual incentive, (2) $167,082, representing a pro-rata payment of Mr. August’s target annual incentive for 2017, (3) $14,423, representing COBRA and other insurance subsidies and (4) $9,483, representing accrued vacation (but excluding unvested equity awards). In addition, 83,000 unvested, service-based RSUs held by Mr. August at the time of his separation immediately vested upon his separation. For more information about the separation payments and benefits provided to Mr. August under his employment agreement, see “Executive Compensation Tables and Related Disclosure — Employment Agreements — Employment Agreement Agreements in Effect During 2017 with Messrs. Lukes, Makinen, Ostrower and August” and “Executive Compensation Tables and Related Disclosure — Separations in 2017”;

•

for Mr. Ross, matching contributions to the 401(k) plan, disability insurance premiums, country club expenses, and contractual termination payments triggered as the result of Mr. Ross’s employment separation on May 31, 2017 of $1,576,739 consisting of (1)$1,350,000, representing an amount equal to 1.5 times the sum of his base salary plus his target 2017 annual incentive, (2) $186,164, representing a pro-rata payment of Mr. Ross’ target annual incentive for 2017, (3) $31,921, representing COBRA and other insurance subsidies and (4) $8,654, representing accrued vacation (but excluding unvested equity awards). In addition, 67,257 unvested service-based RSUs held by Mr. Ross at the time of his separation will continue to vest over time in accordance with the three-year vesting schedule set forth in the original awards. For more information about the separation payments and benefits provided to Mr. Ross under his employment agreement, see “Executive Compensation Tables and Related Disclosure — Employment Agreements — Employment Agreements in Effect During 2017 with Ms. Vesy and Messrs. Corno and Ross” and “Executive Compensation Tables and Related Disclosure — Separations in 2017”;

•

for Mr. Corno, matching contributions to the 401(k) plan, disability insurance premiums and contractual termination payments triggered as the result of Mr. Corno’s employment separation on April 15, 2017 of $1,089,602 consisting of (1) $640,000, representing an amount equal to one times the sum of his base salary plus his target 2017 annual incentive, (2) $99,288, representing a pro-rata payment of Mr. Corno’s target annual incentive for 2017, (3) $22,622, representing COBRA and other insurance subsidies, (4) $7,692, representing accrued vacation, (5) $240,000 on account of the retention bonus originally awarded to him in November 2016 which was otherwise scheduled to be paid in January 2018, and (6) $80,000 on account of satisfactions of obligation under provisions of his employment agreement (but excluding unvested equity awards). In addition, 24,963 unvested service-based RSUs held by Mr. Corno at the time of his separation will continue to vest over time in accordance with the three-year vesting schedule set forth in the original awards. For more information about the separation payments and benefits provided to Mr. Ross under his employment agreement, see “Executive Compensation Tables and Related Disclosure — Employment Agreements — Employment Agreements in Effect During 2017 with Ms. Vesy and Messrs. Corno and Ross” and “Executive Compensation Tables and Related Disclosure — Separations in 2017”.

None of the amounts reported for the named executive officers for 2017 in column (h), if not a perquisite or personal benefit, exceeds $10,000 or, if a perquisite or personal benefit, exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits, except as disclosed in this footnote.

(6)	Mr. Lukes was named President and CEO as of March 2, 2017, Mr. Makinen was named COO as of March 2, 2017, Mr. Ostrower was named CFO and Treasurer as of March 2, 2017, Ms. Vesy served as Interim CFO of the Company from July 8, 2016 through March 2, 2017. Mr. August served as President and CEO as of July 8, 2016 and remained in such positions until his separation from the Company on March 2, 2017. Mr. Ross served as COO as of January 3, 2017 and remained in such position until March 2, 2017. Mr. Corno served as Executive Vice President of Leasing and Development as of January 3, 2017 and remained in such position until March 2, 2017.

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2017 Grants of Plan-Based Awards Table

Name	Grant Date	Committee Action Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#/$)	Target (#/$)	Maximum (#/$)
David R. Lukes	3/02/17	3/02/17	—	—	—	—	—	—	202,948	—	—	2,823,007
	3/02/17	3/02/17	—	—	—	17,199	34,398	68,796	—	—	—	454,686
	3/02/17	3/02/17	—	—	—	34,398	68,795	137,590	—	—	—	918,225
	3/02/17	3/02/17	—	—	—	51,597	103,193	206,386	—	—	—	1,428,225
Michael A. Makinen	3/02/17	3/02/17	—	—	—	—	—	—	55,036	—	—	765,551
	3/02/17	3/02/17	—	—	—	3,440	6,880	13,760	—	—	—	90,943
	3/02/17	3/02/17	—	—	—	6,880	13,759	27,518	—	—	—	183,645
	3/02/17	3/02/17	—	—	—	10,320	20,639	41,278	—	—	—	285,650
Matthew L. Ostrower	3/02/17	3/02/17	—	—	—	—	—	—	55,036	—	—	765,551
	3/02/17	3/02/17	—	—	—	3,440	6,880	13,760	—	—	—	90,943
	3/02/17	3/02/17	—	—	—	6,880	13,759	27,518	—	—	—	183,645
	3/02/17	3/02/17	—	—	—	10,320	20,639	41,278	—	—	—	285,650
Christa A. Vesy	—	—	—	136,000	272,000	—	—	—	—	—	—	—
	2/22/17	2/07/17	—	—	—	—	—	—	14,139	—	—	204,026
Thomas F. August	—	—	—	—	—	—	—	—	—	—	—	—
William T. Ross	1/03/17	12/12/16	—	—	—	—	—	—	67,257	—	—	1,027,014
Vincent A. Corno	—	—	—	240,000	360,000	—	—	—	—	—	—	—

(1)	Amounts for the named executive officer reflect the annual cash performance-based incentive compensation opportunity established for 2017 consistent with the opportunities made available to the named executive officer in 2016 at the “Target” and “Maximum” levels. The “Threshold” column shows dashes because the ultimate value of the annual cash performance-based incentive payout could be zero. The amount actually earned by the named executive officer is included in the “Non-Equity Incentive Plan Compensation” column (column (g)) of the 2017 Summary Compensation Table above. See “Compensation Discussion and Analysis — 2017 Compensation Program — Annual Incentive Compensation Decisions” above for additional information about the annual cash performance-based incentive compensation awards.

(2)	Amounts in this column represent performance-based RSU awards and performance shares granted in connection with entering into employment agreements with the Company in 2017. For more information about these awards, see “Compensation Discussion and Analysis — 2017 Compensation Program — Performance-Based and Retention-Based Equity Grants Made in 2017” above.

(3)	The amount disclosed in this column for Ms. Vesy reflects an annual equity award of RSUs granted in February 2017 related to the 2016 performance period. In addition, amounts for Messrs. Lukes, Makinen, Ostrower and Ross reflect RSU awards granted in connection with their employment agreements in 2017. For information about such additional equity awards granted in 2017, see “Compensation Discussion and Analysis — 2017 Compensation Program — Annual Incentive Compensation Decisions” and“—Performance-Based and Retention-Based Equity Grants Made in 2017” above.

(4)	Amounts disclosed in this column for equity awards are computed in accordance with FASB ASC Topic 718.

Grants made in 2017 are described more fully in the “Compensation Discussion and Analysis” and “Employment Agreements” sections of this Proxy Statement. More information concerning the terms of the employment agreements, if applicable, and the amounts payable pursuant to the employment agreements is provided under the section entitled “Employment Agreements” of this Proxy Statement.

DDR Corp.   ï  2018 Proxy Statement    43

Outstanding Equity Awards at 2017 Fiscal Year-End Table(1)

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5)
David R. Lukes	3/02/2017	—	—	—	—	202,948	1,818,414	—	—
	3/02/2017	—	—	—	—	—	—	17,199	154,103
	3/02/2017	—	—	—	—	—	—	34,398	308,202
	3/02/2017	—	—	—	—	—	—	51,597	462,305
Michael A. Makinen	3/02/2017	—	—	—	—	55,036	493,123	—	—
	3/02/2017	—	—	—	—	—	—	3,440	30,822
	3/02/2017	—	—	—	—	—	—	6,880	61,640
	3/02/2017	—	—	—	—	—	—	10,320	92,463
Matthew L. Ostrower	3/02/2017	—	—	—	—	55,036	493,123	—	—
	3/02/2017	—	—	—	—	—	—	3,440	30,822
	3/02/2017	—	—	—	—	—	—	6,880	61,640
	3/02/2017	—	—	—	—	—	—	10,320	92,463
Christa A. Vesy	2/21/2008	3,336	—	37.69	2/21/2018	—	—	—	—
	2/22/2010	4,941	—	10.11	2/22/2020	—	—	—	—
	2/22/2011	3,045	—	13.83	2/22/2021	—	—	—	—
	2/22/2012	4,482	—	13.86	2/22/2022	—	—	—	—
	2/22/2013	6,102	—	16.92	2/22/2023	—	—	—	—
	2/22/2014	20,631	—	16.61	2/22/2024	—	—	—	—
	2/22/2015	10,584	5,292	19.26	2/22/2025	—	—	—	—
	2/9/2016	—	—	—	—	—	—	(6)	(6)
	2/23/2016	4,887	9,774	16.47	2/23/2026	—	—	—	—
	various	—	—	—	—	30,956	277,366	—	—
Thomas F. August	—	—	—	—	—	—	—	—	—
William T. Ross	—	—	—	—	—	67,257	602,623	—	—
Vincent A. Corno	—	—	—	—	—	15,123	135,502	—	—

(1)	Except as otherwise indicated, the information in the Outstanding Equity Awards at 2017 Fiscal Year-End Table is provided as of December 31, 2017.

(2)	Unexercisable stock options generally vest in three equal annual installments beginning one year after the grant date.

(3)	The figures in this column with respect to the following named executive officers reflect restricted share units or restricted shares that generally vest as follows:

Mr. Lukes (#)	Mr. Makinen (#)	Mr. Ostrower (#)	Ms. Vesy (#)	Award Type	Vesting Dates
—	—	—	1,870	RSA	February 22, 2018
—	—	—	1,533	RSA	June 30, 2018
—	—	—	1,531	RSA	December 31, 2018
—	—	—	2,408	RSA	February 22, 2018 and 2019
—	—	—	3,441	RSU	February 23, 2018, 2019 and 2020
—	—	—	6,034	RSU	December 1, 2018 and 2019
—	—	—	14,139	RSU	February 22, 2018, 2019 and 2020
202,948	55,036	55,036	—	RSU	March 2, 2018, 2019, 2020 and 2021
202,948	55,036	55,036	30,956		Total

Restricted share units for Mr. Ross vest on January 3, 2018, 2019 and 2020. Restricted share units for Mr. Corno vest on July 11, 2018 and 2019.

(4)	These amounts were calculated based upon the closing price of our common shares on December 29, 2017 (the last trading day of 2017) of $8.96.

(5)	For Messrs. Lukes, Makinen and Ostrower, represents for each award the “threshold” number of shares that could be earned under outstanding performance shares (shown in the first row for each such officer) and performance-based RSUs for the performance period beginning on March 1, 2017 and ending on February 28, 2018 (for the first row), 2019 (for the second row) and 2020 (for the third row). These awards are described more fully in “Compensation Discussion and Analysis — 2017 Compensation Program — Performance-Based and Retention-Based Equity Grants Made in 2017” above.

(6)	At December 31, 2017, Ms. Vesy had an outstanding 2016 VSEP award. Because the value of this award is based on future market conditions, we are unable to specify either a number of shares or a market value for this award as of December 31, 2017. For more information about the vesting timetable for this award, see “Compensation Discussion and Analysis — 2017 Compensation Program — 2016 Value Sharing Equity Program” above.

44    DDR Corp.  ï  2018 Proxy Statement

2017 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
David R. Lukes	—	—	—	—
Michael A. Makinen	—	—	—	—
Matthew L. Ostrower	—	—	—	—
Christa A. Vesy	—	—	11,432	128,706
Thomas F. August	—	—	92,225	1,292,310
William T. Ross	—	—	67,257	577,065
Vincent A. Corno	—	—	24,963	315,782

(1)	Amounts reflect the number of shares acquired on vesting and are valued at the closing price of our common shares on the date of vesting.

2017 Nonqualified Deferred Compensation Table(1)

Name	Executive Contributions in Last FY ($)(2)	Registrant Contributions in Last FY ($)(3)	Aggregate Earnings in Last FY ($)(4)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(5)
Elective Deferred Compensation Plan:
David R. Lukes	—	—	—	—	—
Michael A. Makinen	—	—	—	—	—
Matthew L. Ostrower	—	—	—	—	—
Christa A. Vesy	—	—	4,429	—	24,851
Thomas F. August	463,837	—	30,206	(494,043)	—
William T. Ross	—	—	—	—	—
Vincent A. Corno	—	—	—	—	—
Equity Deferred Compensation Plan:
David R. Lukes	—	—	—	—	—
Michael A. Makinen	—	—	—	—	—
Matthew L. Ostrower	—	—	—	—	—
Christa A. Vesy	—	—	—	—	—
Thomas F. August	1,210,873	—	(504,531)	(919,664)	—
William T. Ross	—	—	—	—	—
Vincent A. Corno	—	—	—	—	—
Directors’ Deferred Compensation Plan:
David R. Lukes	—	—	—	—	—
Michael A. Makinen	—	—	—	—	—
Matthew L. Ostrower	—	—	—	—	—
Christa A. Vesy	—	—	—	—	—
Thomas F. August	—	—	(46,967)	(77,854)	—
William T. Ross	—	—	—	—	—
Vincent A. Corno	—	—	—	—	—

(1)	Our nonqualified deferred compensation plans, which consist of the Elective Deferred Compensation Plan and the Equity Deferred Compensation Plan, are described more fully in “Compensation Discussion and Analysis — 2017 Compensation Program — Other Benefits and Information” above. Our Directors’ Deferred Compensation Plan is described more fully in “Board Governance — Compensation of Directors” above.

(2)	The amounts reported for our named executive officers in this column for the Elective Deferred Compensation Plan are reported under the “Salary” column of the 2017 Summary Compensation Table above. Amounts reported for the Equity Deferred Compensation Plan are derived from equity awards for which grant date fair values were previously disclosed in our Summary Compensation Tables included in prior years’ proxy statements.

DDR Corp.   ï  2018 Proxy Statement    45

(3)	The amounts reported for our named executive officers in this column are fully reported for each named executive officer in the “All Other Compensation” column (column (h)) of the 2017 Summary Compensation Table above.

(4)	None of the amounts reported for our named executive officers in this column are reported in the 2017 Summary Compensation Table.

(5)	A portion of amounts reported for our named executive officers in this column have been previously reported as compensation in Summary Compensation Tables included in prior years’ proxy statements.

46    DDR Corp.  ï  2018 Proxy Statement

Potential Payments upon Termination or Change in Control

We have entered into certain agreements and we maintain certain plans and policies that will require us to provide certain compensation and other benefits to our continuing named executive officers in the event of a termination of employment or a change in control of the Company. Based on a hypothetical termination and/or change in control occurring on December 29, 2017 (the last business day of 2017), the following tables describe the potential payments upon such termination or change in control for each named executive officer then-serving at the end of the year under his/her employment agreement, if applicable, in effect on December 29, 2017. The terms and conditions of the named executive officers’ employment agreements, and any applicable Company policies and compensation arrangements, will govern any potential payments for actual terminations or a change in control occurring after December 29, 2017.

Event	David R. Lukes ($)	Michael A. Makinen ($)	Matthew L. Ostrower ($)	Christa A. Vesy ($)
Retirement or other Voluntary Termination (without Good Reason)
Accrued Vacation(1)	32,692	19,231	19,231	13,077
Total	32,692	19,231	19,231	13,077
Involuntary Not for Cause or Good Reason Termination
Cash Severance(2)	3,825,000	1,500,000	1,500,000	850,000
Unvested Restricted Stock Units and VSEP Awards(3)	1,818,414	493,123	493,123	239,035
Unvested Restricted Shares(4)	—	—	—	—
Unvested Performance-Based Equity Awards(5)	0	0	0	—
Unvested Stock Options(6)	—	—	—	0
Post-Termination Health and Welfare Benefits(7)	45,000	45,000	45,000	30,000
Outplacement Services(8)	—	—	—	15,000
Accrued Vacation(1)	32,692	19,231	19,231	13,077
Total	5,721,106	2,057,354	2,057,354	1,147,112
For Cause Termination
No Payments	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A
Involuntary or Good Reason Termination (Change in Control)
Cash Severance(2)	5,737,500	2,500,000	2,500,000	1,326,000
Unvested Restricted Stock Units and VSEP Awards(3)	1,818,414	493,123	493,123	239,035
Unvested Restricted Shares(4)	—	—	—	38,331
Unvested Performance-Based Equity Awards(5)	0	0	0	—
Unvested Stock Options(6)	—	—	—	0
Post-Termination Health and Welfare Benefits(7)	45,000	45,000	45,000	30,000
Outplacement Services(8)	—	—	—	15,000
Accrued Vacation(1)	32,692	19,231	19,231	13,077
Total	7,633,606	3,057,354	3,057,354	1,661,443

DDR Corp.   ï  2018 Proxy Statement    47

Event	David R. Lukes ($)	Michael A. Makinen ($)	Matthew L. Ostrower ($)	Christa A. Vesy ($)
Disability
Cash Severance(2)	1,062,500	500,000	500,000	612,000
Unvested Restricted Stock Units and VSEP Awards(3)	—	493,123	—	239,035
Unvested Restricted Shares(4)	—	—	—	38,331
Unvested Performance-Based Equity Awards(5)	—	0	—	—
Unvested Stock Options(6)	—	—	—	0
Post-Termination Health and Welfare Benefits(7)	45,000	45,000	45,000	20,000
Disability Insurance Proceeds(9)	1,731,581	2,120,806	1,731,581	2,943,688
Accrued Vacation(1)	32,692	19,231	19,231	13,077
Total	2,871,773	3,178,160	2,295,812	3,866,131
Death
Cash Severance(2)	1,062,500	500,000	500,000	612,000
Unvested Restricted Stock Units and VSEP Awards(3)	—	493,123	—	239,035
Unvested Restricted Shares(4)	—	—	—	38,331
Unvested Performance-Based Equity Awards(5)	—	0	—	—
Unvested Stock Options(6)	—	—	—	0
Post-Termination Health and Welfare Benefits(7)	45,000	45,000	45,000	20,000
Accrued Vacation(1)	32,692	19,231	19,231	13,077
Total(10)	1,140,192	1,057,354	564,231	922,443

(1)	Assumes two weeks of personal time off (“PTO”) is paid pursuant to our current PTO policy.

(2)	Reported amounts calculated pursuant to the terms of the respective employment agreement, if applicable, assuming an annual bonus for 2017 at the “target” level (except in the case of termination in connection with a change in control), payable in a lump sum. Assumes any accrued base salary and bonus have been paid. For Ms. Vesy, amount includes a one-time special cash award in an amount equal in value to the “target” annual cash incentive award which was paid in 2018.

(3)	Reported amounts consist of unvested RSUs and unvested restricted shares under the 2013 VSEP valued at our closing share price on December 29, 2017 (the last trading day of 2017) of $8.96 per share, which shares either accelerate and vest or continue to vest as a result of the triggering event.

(4)	Reported amounts consist of unvested annual equity award shares issued prior to 2016 valued at our closing share price on December 29, 2017 (the last trading day of 2017) of $8.96 per share, which shares either accelerate and vest or continue to vest as a result of the triggering event.

(5)	Reported amounts reflect the value of the performance shares and performance-based RSUs that would have been earned based on the relative performance measured as of December 29, 2017, the last trading day of 2017 (assuming no replacement award were granted in the event of a Change of Control). As of December 29, 2017, relative TSR during the performance period had not met the minimum threshold requirements set forth in the applicable awards.

(6)	Reported amounts consist of stock options with option exercise prices from $16.47 to $19.26 and the spread calculated based on our closing share price on December 29, 2017(the last trading day of 2017) of $8.96 per share, which stock options accelerate or continue to vest as a result of the triggering event.

(7)	Reported amounts consist of our estimate of continued health and welfare benefits costs (or a lump sum payment related thereto) of 18 months for Messrs. Lukes, Makinen, and Ostrower, and one year for Ms. Vesy, except in the case of involuntary termination, in which case the amount is an eighteen-month estimate for Ms. Vesy.

(8)	Reported amounts consist of our estimate of one year of outplacement service.

(9)	Reported amounts consist of our estimate of payments for long-term disability using a present value calculation that takes into account (a) age and total payments over the benefit term assuming that the disability occurs on December 29, 2017, and (b) a discount rate based on the rate for the Treasury security with a similar term. In general, benefits are available until age 65.

(10)	Reported amounts do not include payments under personal life insurance policies arranged and obtained by the executives for which the Company reimburses the premium (subject to caps on reimbursement set forth in the applicable executive’s employment agreement).

48    DDR Corp.  ï  2018 Proxy Statement

Employment Agreements

Employment Agreements in Effect During 2017 with Messrs. Lukes, Makinen, Ostrower and August

On December 1, 2016 (but effective July 8, 2016), we entered into an employment agreement with Mr. August. Then, in connection with Mr. August’s separation from the Company, on March 2, 2017, we entered into employment agreements with Messrs. Lukes, Makinen and Ostrower. The terms in effect for 2017 for these employment agreements are described below.

•

Term. Pursuant to their employment agreements, Messrs. Lukes, Makinen and Ostrower serve as the Company’s President and Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively. The fixed term of each of those employment agreements ends on March 1, 2021.

During his employment with the Company, Mr. August’s employment agreement provided that he would serve as President and Chief Executive Officer. The term of Mr. August’s employment agreement was initially set to end on July 7, 2019. As of March 2, 2017, however, Mr. August was no longer an employee of the Company, and the compensation terms below no longer apply, other than with respect to his severance compensation.

•

Base Salary and Benefits. The employment agreements provide for minimum annual base salary rates of (for Mr. Lukes) $850,000, (for Messrs. Makinen and Ostrower) $500,000 or (for Mr. August) $750,000. In addition, the employment agreements provide for participation in certain employee benefit plans, reasonable paid time off, and other customary fringe benefits.

•

Annual Cash Incentive Compensation. Pursuant to the employment agreements, each executive is entitled to an annual performance-based cash incentive compensation opportunity targeted at (for Mr. Lukes) 125%, (for Messrs. Makinen and Ostrower) 100% or (for Mr. August) 133.3% of year-end base salary, the payout of which would be pro-rated for any partial year during the contract period based on the executive’s service during such year. See “Compensation Discussion and Analysis — Compensation Program Design” and “— 2017 Compensation Program” for a discussion of the methods used to calculate the annual performance-based cash incentive compensation and the executives’ annual performance-based cash incentive compensation award opportunities.

•

Initial Equity Grants. Pursuant to the employment agreements, Messrs. Lukes, Makinen and Ostrower were entitled to initial equity grants during 2017 of (1) service-based RSUs with a value (determined in accordance with the applicable employment agreement) equal to (for Mr. Lukes) $2,950,000 or (for Messrs. Makinen and Ostrower) $800,000, which RSUs generally vest in four substantially equal annual installments, (2) performance shares (or substantially similar awards) covering a “target” award with a value (determined in accordance with the applicable employment agreement) equal to (for Mr. Lukes) $500,000 or (for Messrs. Makinen and Ostrower) $100,000, generally subject to a performance period beginning on March 1, 2017 and ending on February 28, 2018, (3) performance-based RSUs (or substantially similar awards) covering a “target” award with a value (determined in accordance with the applicable employment agreement) equal to (for Mr. Lukes) $1,000,000 or (for Messrs. Makinen and Ostrower) $200,000, generally subject to a performance period beginning on March 1, 2017 and ending on February 28, 2019, and (4) performance-based RSUs (or substantially similar awards) covering a “target” award with a value (determined in accordance with the applicable employment agreement) equal to (for Mr. Lukes) $1,500,000 or (for Messrs. Makinen and Ostrower) $300,000, generally subject to a performance period beginning on March 1, 2017 and ending on February 28, 2020. The initial performance-based awards can pay out (if at all) from a threshold level of 50% of target, to a maximum level of 200% of target, based on relative total shareholder return performance, subject to a reduction by 1/3 in the event that the Company’s absolute total shareholder return during the applicable performance period is negative.

•

Annual Equity Grants. The employment agreements with Messrs. Lukes, Makinen and Ostrower also provide that, on March 2, 2018, 2019 and 2020, subject to continued employment and the approval of the Committee, such executives will be eligible to receive grants of performance-based RSUs (or substantially

DDR Corp.   ï  2018 Proxy Statement    49

similar awards) covering a “target” number of shares with a value (determined in accordance with the applicable employment agreement) equal to (for Mr. Lukes) $3,000,000 or (for Messrs. Makinen and Ostrower) $600,000. The annual performance-based awards will have terms similar to those for the initial performance-based awards described above, but will cover three-year performance periods.

The employment agreement with Mr. August provided that on July 8, 2017 and 2018, subject to continued employment and the approval of the Committee, Mr. August would have been eligible to receive a grant of performance-based RSUs (or a substantially similar award) with a grant date “target” value of at least $3,000,000. These awards would have paid out (if at all) from a threshold level of 50% of target, to a maximum level of 200% of target, based on relative total shareholder return performance, subject to a reduction by 1/3 in the event that the Company’s absolute total shareholder return during the applicable performance period was negative. Due to his separation from the Company, Mr. August did not receive this grant in 2017.

•

Termination. The employment agreements may be terminated under a variety of circumstances. Our Board has the right to terminate an employment agreement for “cause” if the executive engages in certain specified conduct, for “disability” if the executive is disabled for a specified period of time, or at any other time without cause by giving the executive at least 90 days’ prior written notice. The executive also has the right to terminate his employment agreement for “good reason” in certain specified circumstances or at any other time without good reason by giving us at least 90 days’ prior written notice.

•	Benefits Upon a Termination. The executives are entitled under the employment agreements to certain additional payments and benefits in the event of certain termination circumstances.

–

If the executive is terminated without cause, terminates his employment for good reason, or his employment terminates as a result of death or disability, during the agreement term, the executive (or his personal representative or dependents, as appropriate) is entitled to receive, subject in certain circumstances to the execution of a customary release of claims in favor of the Company:

(1)	for Messrs. Lukes, Makinen and Ostrower, if the termination is the result of a termination by the Company other than for cause, death or disability, or a termination by the executive for good reason, a lump sum equal to up to two times for Mr. Lukes, and up to 1.5 times for Messrs. Makinen and Ostrower (in each case, the “Multiplier”), the sum of (a) the executive’s then-current base salary plus (b) an amount equal to (i) if the termination occurs prior to the 2017 annual bonus payout, the executive’s “target” annual bonus, or (ii) if the termination occurs after the 2017 annual bonus payout, the average of the annual bonuses earned by the executive in the three fiscal years ending immediately prior to the fiscal year in which the termination occurs (or, if the executive has been eligible for fewer than three such annual bonuses, the number of fiscal years preceding the year in which the termination occurs for which the executive was eligible for an annual bonus) (the “Average Bonus”). For Mr. Lukes, the Multiplier will decrease monthly from two to zero on a linear basis beginning on March 1, 2019 and ending on March 1, 2021. For Messrs. Makinen and Ostrower, the Multiplier will decrease monthly from 1.5 to zero on a linear basis beginning on September 1, 2019 and ending on March 1, 2021.

(2)	for Mr. August, if the termination is the result of a termination by the Company other than for cause, death or disability, or a termination by Mr. August for good reason, a lump sum equal to a Multiplier of up to two times the sum of (a) Mr. August’s then-current base salary plus (b) an amount equal to Mr. August’s “target” annual bonus (the “August Severance”). The Multiplier was to decrease monthly from two to zero on a linear basis beginning on July 7, 2017 and ending on July 7, 2019;

(3)	a lump sum amount equal in value to the annual bonus that would have been earned for his year of termination based on actual performance, pro-rated based on the executive’s period of service during such year, and calculated on the basis of actual performance of the applicable performance objectives for the entire performance period (except that, if the termination is due to death or disability, the pro-rated annual bonus will be based on the “target” level); and

50    DDR Corp.  ï  2018 Proxy Statement

(4)	a lump sum in cash equal to 18 months (for Mr. August, six months) of monthly COBRA premiums for health, dental and vision benefits (if COBRA coverage is elected) and the employer portion of the premium for other insurance provided by the Company (or, in the event of death, a substantially similar benefit to his beneficiaries). Mr. August was not entitled to this benefit in the event of termination due to death or disability.

–

If a “Triggering Event” occurs during the term following a “Change in Control” as described below under the section entitled “Change in Control Provisions,” the executive is entitled to receive (1) for Messrs. Lukes, Makinen and Ostrower, a lump sum amount equal to 2.5 times (or, for Mr. Lukes, three times) the sum of the executive’s base salary as of the termination date plus an amount equal in value to his average bonus (except that if the termination occurs before the payout of the 2017 annual bonus, the average bonus will be deemed to be the executive’s then-current “target” annual bonus), (2) for Mr. August, the August Severance, (3) a lump sum amount equal to 18 months (for Mr. August, 6 months) of monthly COBRA premiums for health, dental and vision benefits (if COBRA coverage is elected) and the employer portion of the premium for other insurance provided by DDR, and (4) a lump sum amount equal in value to the executive’s “target” annual bonus for the year of termination, pro-rated based on the Executive’s period of service during such year.

The actual amounts of the August separation payments and benefits are described under “Separations in 2017” below.

•	Other Terms.

–

The employment agreements include customary non-competition and non-solicitation restrictive covenants that extend for one year (or, for Mr. August, 18 months) following termination and perpetual confidentiality and mutual non-disparagement restrictive covenants.

–

Pursuant to Mr. Lukes’ and Mr. August’s employment agreements, the Company agreed to reimburse Mr. Lukes and Mr. August for their reasonable attorneys’ fees and other reasonable expenses incurred in connection with the negotiation of their employment agreements, up to a maximum of (for Mr. Lukes) $20,000 or (for Mr. August) $25,000.

–

For Mr. Lukes only, the Company agreed to provide suitable automobile service for Mr. Lukes’ business use, including all reasonable related maintenance, repairs, parking, gasoline, insurance and other reasonable costs and expenses, which automobile may also be used by Mr. Lukes (and anyone authorized by Mr. Lukes) for personal use at no cost to Mr. Lukes (except for applicable taxes).

–

For Messrs. Lukes and Ostrower only, the Company agreed to reimburse (up to an aggregate maximum of $25,000 in any calendar year) for premiums paid by the executive for life, disability and/or similar insurance policies.

–	Under Mr. August’s employment agreement, the Company agreed to nominate him annually to serve as a member of the Board.

–

Mr. August’s agreement provided that the Company would pay him a commuting allowance at a rate of no less than $96,000 per year (pro-rated for partial years), to assist with costs associated with his commuting between his residence and the Company’s offices in Ohio.

–

Mr. August received certain initial equity grants in 2016 in connection with the execution of his employment agreement, but no additional grants in 2017. The treatment of these initial equity grants is described under “Separations in 2017” below.

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Employment Agreements in Effect During 2017 with Ms. Vesy and Messrs. Corno and Ross

During 2017, we were also a party to employment agreements with Ms. Vesy and Messrs. Corno and Ross. The terms in effect for 2017 for these employment agreements are described below.

•

Term. Ms. Vesy, Mr. Corno and Mr. Ross’ employment agreements were entered into on December 1, 2016, July 11, 2016 and December 13, 2016, respectively, and each employment agreement was originally set to expire on December 31, 2018. Pursuant to Ms. Vesy’s employment agreement, she would continue to serve as Executive Vice President and Chief Accounting Officer (and, until the Company hired a permanent Chief Financial Officer, as Interim Chief Financial Officer) of the Company. On March 2, 2017, Ms. Vesy no longer served as Interim Chief Financial Officer as a result of the hiring of Mr. Ostrower. Pursuant to Mr. Corno’s employment agreement, he was to serve as Executive Vice President of Leasing and Development. Pursuant to Mr. Ross’ ‘employment agreement, he was to serve as Chief Operating Officer. Messrs. Ross and Corno separated the Company on May 31, 2017 and April 15, 2017, respectively, and the compensation terms below no longer apply, other than with respect to their severance compensation

•

Base Salary and Benefits. The employment agreements with Ms. Vesy, Mr. Corno and Mr. Ross provide for minimum annual base salary rates of $340,000, $400,000 and $450,000, respectively. In addition, the employment agreements provide for participation in health, life, disability and other insurance plans, reasonable paid time off, and other customary fringe benefits.

•

Annual Cash Incentive Compensation. Pursuant to the employment agreements, Ms. Vesy, Mr. Corno and Mr. Ross are entitled to an annual performance-based cash incentive compensation target award equal to 40%, 60% and 100%, respectively, of year-end base salary. See “Compensation Discussion and Analysis — 2017 Compensation Program — Annual Incentive Compensation Design” and “— Annual Incentive Compensation Decisions” for a discussion of the methods used to calculate the annual performance-based cash incentive compensation and Ms. Vesy’s annual performance-based cash incentive compensation award opportunity.

•

Annual Equity Awards. For each calendar year during the term of her employment agreement (beginning with 2016), Ms. Vesy is eligible to receive grants of equity or equity-based awards with an aggregate grant date target value of 25% of her base salary. For each calendar year during the term of his employment agreement (beginning with 2016), Mr. Corno was eligible to receive (1) a grant of service-based RSUs with a grant date value of at least $80,000 (generally subject to annual ratable vesting over three years), (2) a grant of service-based stock options with a grant value of at least $20,000 (generally subject to ratable vesting on December 31 following the grant date and on each of the first two anniversaries thereof), and (3) a performance-based grant with a target value of at least $80,000 (generally earned based on relative total shareholder return performance over a three-year performance period). For each calendar year during the term of his employment agreement (beginning with 2017), Mr. Ross was eligible to receive grants of equity or equity-based awards with an aggregate grant date target value of at least 100% of Mr. Ross’ then current annual base salary, subject to terms approved by the Committee. Due to their separations from the Company, Messrs. Corno and Ross did not receive these grants in 2017.

•

Club Membership. Under Mr. Corno and Mr. Ross’ employment agreements, the Company agreed to pay certain costs associated with the executives’ country club memberships, during the terms of their employment agreements while they were employed by the Company. Mr. Corno was not reimbursed for any country club membership pursuant to his contract.

•

Termination. Ms. Vesy, Mr. Corno and Mr. Ross’ employment agreements can be terminated under a variety of circumstances, including upon death. Our Board has the right to terminate an employment agreement for “cause” if the executive has engaged in certain specified conduct, for “disability” if the executive was disabled for a specified period of time, or at any other time without cause by giving her at least 90 days’ prior written notice. The executives also have the right to terminate employment agreement for “good reason” in certain specified circumstances or at any other time without good reason by giving us at least 90 days’ prior written notice.

52    DDR Corp.  ï  2018 Proxy Statement

•

Benefits Upon a Termination. Ms. Vesy, Mr. Corno and Mr. Ross are entitled under their employment agreements to certain additional payments and benefits in the event of certain termination circumstances.

–

If the executive is terminated without cause or terminates employment for good reason during the term (and the termination was not in connection with a change in control (as defined in the employment agreement)), the executive is entitled to receive (1) a lump sum equal to (for Ms. Vesy and Mr. Ross) 1.5 or (for Mr. Corno) 1 times the sum of the executive’s then-current base salary plus an amount equal to the value of the executive’s “target” annual bonus for the year of termination, subject to the execution by the executive of a customary release of claims in favor of the Company, (2) a lump sum amount equal in value to the executive’s “target” annual bonus for the year of termination, pro-rated based on the executive’s period of service during such year, (3) a lump sum representing the premiums for (for Ms. Vesy and Mr. Ross) 18 months or (for Mr. Corno) 12 months of continued health, dental and vision coverage under COBRA (if elected) and the employer portion of the premium for other insurance provided by the Company, and (4) payment by us for one year of outplacement services, provided that the executive first uses such outplacement services and support within 90 days following termination.

–

If the executive is terminated by reason of disability, or, upon a termination by reason of death, the executive, or their representative, is entitled to receive (1) a lump sum amount equal to one times the sum of the executive’s then-current base salary plus an amount equal to the value of the executive’s “target” annual bonus for the year of termination, in certain cases subject to the execution by the executive or the executive’s representative of a customary release of claims in favor of the Company, (2) a lump sum amount equal in value to the executive’s “target” annual bonus for the year of termination, pro-rated based on the executive’s period of service during such year, and (3) a lump sum representing the premiums for 12 months of continued health, dental and vision coverage and the employer portion of the premium for other insurance provided by the Company.

–

If a “Triggering Event” occurs during the term following a “Change in Control” as described below under the section entitled “Change in Control Provisions,” the executive is entitled to receive (1) a lump sum amount equal to 2.5 times the sum of the executive’s base salary as of the termination date plus an amount equal in value to the executive’s “target” annual bonus for the year of termination, (2) a lump sum representing the premiums for 18 months of continued health, dental and vision coverage under COBRA (if elected) and the employer portion of the premium for other insurance provided by DDR, (3) a lump sum amount equal in value to the executive’s “target” annual bonus for the year of termination, pro-rated based on the executive’s period of service during such year, and (4) payment by us for one year of outplacement services, provided that the executive first uses such outplacement services within 90 days following termination.

The actual amounts of the separation payments and benefits for Messrs. Corno and Ross are described under “Separations in 2017” below.

•	Other Terms.

–

Ms. Vesy’s employment agreement provides for a one-time special cash award opportunity equal in value to Ms. Vesy’s “target” annual cash opportunity as in effect on March 1, 2017, which award became vested on January 1, 2018 due to Ms. Vesy’s continued employment with DDR through such date.

–

Mr. Ross’ employment agreement provided for a one-time grant of service-based RSUs with a grant date value of at least $1,027,000 (generally subject to annual ratable vesting over three years). The treatment of this initial equity grant is described under “Change in Control Provisions – Separations in 2017” below.

–	Ms. Vesy also received a one-time signing grant of 9,051 service-based RSUs in connection with the execution of her employment agreement (generally subject to annual ratable vesting over three years).

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–

Mr. Corno’s employment agreement provided for: (1) a one-time grant of service-based RSUs with a grant date value (determined in accordance with the applicable employment agreement) equal to $400,000, which RSUs generally vest in three substantially equal annual installments; (2) an award equivalent to a deemed opportunity to participate in the 2016 VSEP had Mr. Corno been designated as a participant in such program at the level of Executive Vice President of Leasing and Development; (3) performance shares covering a “target” award with a value (determined in accordance with the applicable employment agreement) equal to $20,000, generally subject to a 2016 performance period; and (4) performance shares, performance units or performance-based RSUs covering a “target” award with a value (determined in accordance with the applicable employment agreement) equal to $40,000, generally subject to a 2016-2017 performance period. The initial performance-based awards can pay out (if at all) from a threshold level of 50% of target, to a maximum level of 200% of target, based on relative total shareholder return performance. The treatment of these initial equity grants is described under “Separations in 2017” below.

–

The employment agreements include customary non-competition and non-solicitation restrictive covenants that extend for one year following termination and perpetual confidentiality restrictive covenants.

In February 2018, we entered into an amendment to Ms. Vesy’s employment agreement which extends the term of her employment agreement to December 31, 2021 and, effective January 1, 2019, increases her minimum annual base salary to $380,000.

Change in Control Provisions

The employment agreements in effect during 2017 for the named executive officers included provisions regarding the payments and benefits to which he/she would be entitled in certain circumstances in the event of a change in control. In general, the Committee believes that the inclusion of change in control provisions in these agreements is appropriate because such agreements help ensure a continuity of management during a potential change in control and help ensure that management remains focused on completing a transaction that is likely to maximize shareholder value. The Committee also believes that the payment of change in control compensation would be appropriate because the executive officer may forego other opportunities at the time of the change in control. For information concerning the amounts payable upon a change in control measured as of December 31, 2017, see the following discussion and the “Executive Compensation Tables and Related Disclosure — Potential Payments Upon Termination or Change in Control” section above.

Under the employment agreements in effect during 2017 for the named executive officers, benefits would be payable by us if a “Triggering Event” occurs within two years after a “Change in Control” (each as defined in the employment agreements). Payments for all named executive officers are only triggered if both (1) a change in control occurs, and (2) the officer is terminated or effectively terminated, or certain actions are taken that materially and adversely impacted the officer’s position with us or his/her compensation. This is referred to as a “double-trigger” change in control provision.

For Messrs. Lukes, Makinen, Ostrower and August, a “Triggering Event” has occurred if within two years after a change in control:

•

we terminate the employment of the executive, other than in the case of a termination for “Cause” (as defined in the employment agreement), a termination following disability, or a termination based on death; or

•	the executive terminates his employment for “Good Reason” (as defined in the employment agreement).

For Ms. Vesy and Messrs. Corno and Ross, a “Triggering Event” has occurred if within two years after a change in control:

•

we terminate the employment of the executive, other than in the case of a termination for “Cause” (as defined in the employment agreement), a termination following disability, or a termination based on death;

54    DDR Corp.  ï  2018 Proxy Statement

•

we reduce the executive’s title, responsibilities, power, or authority in comparison with the executive’s title, responsibilities, power, or authority at the time of the change in control, and the executive then terminates the executive’s employment with us;

•

we assign the executive duties that were inconsistent with the duties assigned to the executive on the date on which the change in control occurred and which duties we persisted in assigning to the executive despite the prior written objection, and the executive then terminated the executive’s employment with us;

•

we (1) reduce the executive’s base salary, annual performance-based cash bonus percentages of salary, certain health and welfare benefits (including any such benefits provided to the executive’s family), pension, retirement or profit-sharing benefits or any benefits provided by our equity-based award plans or any substitute therefore, (2) exclude the executive from any plan, program or arrangement in which our other executive officers are included, (3) establish criteria and factors to be achieved for the payment of annual performance bonus compensation that are substantially different than the criteria and factors established for our other similar executive officers, or (4) fail to pay the executive any annual performance bonus compensation to which the executive is entitled through the achievement of the criteria and factors established for the payment of such bonus, and the executive then terminates the executive’s employment with us; or

•

we require the executive to be based at or generally work from any location more than 50 miles from the geographical center of Cleveland, Ohio, and the executive then terminates the executive’s employment with us.

A “Change in Control” generally occurs if:

•	there is a consummation of a consolidation or merger in which we are not the surviving corporation, the sale of substantially all of our assets, or the liquidation or dissolution of the Company;

•

any person or other entity (subject to certain exceptions) purchases our shares (or securities convertible into our shares) pursuant to a tender or exchange offer without the prior consent of the Board, or becomes the beneficial owner of 30% or more of the voting power of our outstanding securities without the prior consent of the Board; or

•

during any two-year period, we experience a turnover of a majority of the Directors on our Board (subject to certain exceptions for replacement Directors approved by at least two-thirds of the Directors serving at the beginning of such period, but specifically excluding certain replacement Directors elected in connection with an election or proxy contest).

Upon the occurrence of a Triggering Event under the 2017 employment agreements, we would have been required to pay a named executive officer the applicable amounts described above under “Employment Agreements.”

Restricted shares and stock options granted by the Company prior to 2016 generally vest in full in the event of termination due to death or disability, or a termination by the Company without cause within two years after a change in control. With respect to time-based RSUs granted in 2017 to Messrs. Lukes, Makinen and Ostrower, in the event of a termination without cause or for good reason, unvested RSUs would generally continue to vest; for Mr. Makinen, his unvested RSUs would vest in full in the event of his death or disability. In the event of a termination without cause or termination by the participant for good reason within two years after a change in control, RSUs and stock options would generally vest in full. With respect to time-based RSUs and stock options granted in 2016 and 2017 to Ms. Vesy, in the event of death or disability, unvested time-based RSUs and stock options would vest in full, and in the event of a termination of employment by the Company without cause, unvested time-based RSUs and stock options would generally continue to vest.

With respect to the performance shares and performance-based RSUs granted to Messrs. Lukes, Makinen and Ostrower in 2017, in the event of a termination of employment by the Company without cause, or a termination by the NEO for good reason, the awards would be earned (if at all) on the basis of the relative achievement of the

DDR Corp.   ï  2018 Proxy Statement    55

applicable performance objectives measured as of the date of termination; Mr. Makinen would receive the same treatment in the event of a termination due to death or disability. In the event of a change in control, the performance-based awards of Messrs. Lukes, Makinen and Ostrower would vest based on the relative achievement of the applicable performance objectives measured as of the date of the change in control, unless a “replacement award” (as described in the applicable award agreements) is provided.

Separations in 2017

In connection with his separation from the Company on March 2, 2017, Mr. August received only those payments and benefits to which he was contractually entitled under the terms of his employment agreement with the Company for termination “without cause”. In addition to certain accrued compensation and benefits, these payments consisted of: (1) a lump sum amount equal in value to his “target” annual incentive for the 2017 calendar year (which target amount was $997,750), pro-rated based on the number of days in 2017 for which he was employed by us; (2) a lump sum amount equal to two times the sum of (a) his base salary plus (b) an amount equal to his target 2017 annual incentive; and (3) a lump sum amount equal to the product of six multiplied by the sum of (a) the monthly COBRA premium for health, dental and vision benefits, plus (b) the employer portion of the monthly premium for other Company provided insurance in effect for Mr. August as of the date of his separation. In addition, 83,300 unvested, service-based RSUs initially awarded to Mr. August pursuant to the terms of his July 2016 employment agreement immediately vested upon his termination. Threshold performance conditions applicable to performance-based RSUs granted to Mr. August were not satisfied as of the date of his termination and therefore Mr. August did not receive any payout with respect thereto.

In connection with his separation from the Company on May 31, 2017, Mr. Ross received only those payments and benefits to which he was contractually entitled under the terms of his employment agreement with the Company for termination “without cause”. In addition to certain accrued compensation and benefits, these contractual payments and benefits consisted of: (1) a lump sum amount equal in value to his “target” annual incentive for the 2017 calendar year (which target amount was $450,000), pro-rated based on the number of days in 2017 for which he was employed by us; (2) a lump sum amount equal to 1.5 times the sum of (a) his base salary plus (b) an amount equal to his target 2017 annual incentive; and (3) a lump sum amount equal to the product of 18 multiplied by the sum of (a) the monthly COBRA premium for health, dental and vision benefits, plus (b) the employer portion of the monthly premium for other Company provided insurance in effect for Mr. Ross as of the date of his separation. In addition, 67,257 unvested, service-based RSUs awarded to Mr. Ross pursuant to the terms of his December 2016 employment agreement will continue to vest over time on accordance with the three-year vesting schedule set forth in the original award.

In connection with his departure from the Company on April 15, 2017, Mr. Corno received payments and benefits to which he was contractually entitled under the terms of his employment agreement with the Company for termination “without cause”. In addition to certain accrued and unpaid compensation and benefits, these payments consisted of: (1) a lump sum amount equal in value to his “target” annual incentive for the 2017 calendar year (which target amount was $240,000), pro-rated based on service credited through May 31, 2017; (2) a lump sum amount equal to 1.0 times the sum of (a) his base salary plus (b) an amount equal to his target 2017 annual incentive; and (3) a lump sum amount equal to the product of 12 multiplied by the sum of (a) the monthly COBRA premium for health, dental and vision benefits, plus (b) the employer portion of the monthly premium for other Company provided insurance in effect for Mr. Corno as of the date of his separation. In addition, an aggregate of 24,963 unvested, service-based RSUs largely awarded to Mr. Ross pursuant to the terms of his July 2016 employment agreement will continue to vest over time in accordance with the three-year vesting schedules set forth in the original awards. Conditions applicable to performance-based RSUs and performance shares granted to Mr. Corno in 2016 and an award equivalent to a deemed opportunity to participate in the 2016 VSEP were not satisfied as of the date of his termination and therefore Mr. Corno did not receive any payout with respect thereto. In connection with his termination, Mr. Corno also received payments of $240,000 on account of a one-time special cash opportunity originally awarded to him in November 2016 which was otherwise scheduled to be paid in January 2018 and $80,000 in satisfaction of obligations under certain provisions of his employment agreement.

56    DDR Corp.  ï  2018 Proxy Statement

CEO Pay Ratio

For 2017, the ratio of the annual total compensation of Mr. Lukes, our Chief Executive Officer who was serving in such capacity on October 1, 2017 (“CEO Compensation”), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries (other than Mr. Lukes) (“Median Annual Compensation”) was approximately 98 to 1. The annual total compensation of Mr. Lukes in 2017 includes a retention-based award of RSUs having a grant date fair value of approximately $2.82 million that was granted to him in connection with the execution of his employment agreement in March 2017. Excluding the value of this award, the ratio of Mr. Lukes’ 2017 annual total compensation to the Median Annual Compensation would have been approximately 63 to 1.

We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. In this summary, we refer to the employee who received the Median Annual Compensation as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was October 1, 2017 (the “Determination Date”).

For purposes of this pay ratio disclosure, CEO Compensation was $7,880,811. As further discussed above, Mr. Lukes served as our Chief Executive Officer from March 2, 2017 through the end of 2017. CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Lukes under the “2017 Summary Compensation Table” for 2017, annualized based on Mr. Lukes’ period of service during 2017 and reasonable estimates regarding the composition of Mr. Lukes’ compensation that would have been applicable if Mr. Lukes had been employed by us for all of 2017. CEO Compensation for these purposes also includes the Company’s contributions to group health and welfare benefits provided to Mr. Lukes.

For purposes of this pay ratio disclosure, Median Annual Compensation was $80,606, and was calculated by totaling for our Median Employee all applicable elements of compensation for 2017 in accordance with Item 402(c)(2)(x) of Regulation S-K. This Median Annual Compensation amount consists of salary, bonus, and the Company’s contributions to group health and welfare benefits provided to the Median Employee.

To identify the Median Employee, we first measured compensation for the period beginning on January 1, 2017 and ending on September 30, 2017 for 462 employees, representing all full-time, part-time, seasonal and temporary employees of the Company and its consolidated subsidiaries as of the Determination Date. This number does not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules. This number also does not exclude any non-U.S. employees and does not exclude any employees of businesses acquired by us or combined with us. This compensation measurement was calculated by totaling, for each employee, cash compensation (except as described in the next sentence), including regular pay (wages and salary), all variants of overtime, tax gross-up earnings related to awards, dividend equivalent payments, car allowances, short-term disability payments, and all variants of bonus payments. Specifically excluded from the calculation were the value of equity and equity-based awards, equity deferred compensation, deferred equity distributions, option exercises, deferred equity dividend earnings, taxable fringe benefits for executive long-term disability, and sign-on bonuses. Further, we did not utilize any statistical sampling or cost-of-living adjustments for purposes of this pay ratio disclosure. A portion of our employee workforce (full-time and part-time) identified above worked for less than the full fiscal year due to commencing employment after January 1, 2017. In determining the Median Employee, we annualized the total compensation for such individuals (but avoided creating full-time equivalencies) based on reasonable assumptions and estimates relating to our employee compensation program.

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10. Proposal Six: Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Proposal Summary and Board Recommendation

PricewaterhouseCoopers LLP served as our independent registered public accounting firm in 2017 and is expected to be retained to do so in 2018. Our Board has directed that management submit the selection of the independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, be available to respond to appropriate questions and have an opportunity to make a statement, if desired.

Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Amended and Restated Code of Regulations or otherwise. However, our Board is seeking ratification of PricewaterhouseCoopers LLP as a matter of good corporate practice. If the shareholders do not approve the ratification of PricewaterhouseCoopers LLP, then the Audit Committee will reconsider whether to retain the firm. In such event, the Audit Committee may retain PricewaterhouseCoopers LLP, notwithstanding the fact that the shareholders did not approve the ratification of PricewaterhouseCoopers LLP, or select another nationally recognized accounting firm without re-submitting the matter to the shareholders. Even if the shareholders ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee reserves the right in its discretion to select a different nationally recognized accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

BOARD RECOMMENDATION:

“For” Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Fees Paid to PricewaterhouseCoopers LLP

The following table presents fees for services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2017 and 2016.

Type of Fees	2017 ($)	2016 ($)
Audit fees(1)	2,199,609	2,483,260
Audit-related fees(2)	430,960	467,636
Tax fees(3)	545,832	327,899
All other fees(4)	328,444	1,944
Total	3,504,845	3,280,739

(1)	Audit fees consisted principally of fees for the audit of our financial statements, as well as audit-related tax services and registration statement-related services performed pursuant to SEC filing requirements. Of these amounts, the fees for the registration statement-related services were $142,279 and $32,816 for 2017 and 2016, respectively.

(2)	Audit-related fees consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Such audit-related fees consisted solely of fees for separate entity and joint venture audits. Several of our joint venture agreements and loan agreements require the engagement of an independent registered public accounting firm to perform audit-related services.

(3)	Tax fees consisted of fees billed for professional services rendered for tax compliance and tax consulting services. The tax compliance services for 2017 and 2016 were $252,294 and $250,449, respectively. Such tax compliance fees consisted solely of fees for separate entity and joint venture tax reviews.

(4)	All other fees consisted of fees billed for other products and services. The fees billed in 2017 primarily related to an initial partial payment for services in connection with the audit of the carve out financial statements of the 50 properties expected to be included in the previously announced spin off of a separate publicly traded REIT, and services performed for a cyber security assessment. The fees billed in 2016 primarily related to software licensing for accounting and professional standards.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has a policy for the pre-approval of audit and permissible non-audit services pursuant to which the Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee pre-approves specifically described audit and permissible non-audit services, and periodically grants general pre-approval of categories of audit and permissible non-audit services up to specified cost thresholds. Any services exceeding pre-approved cost levels must be specifically pre-approved by the Audit Committee. All of the services rendered by PricewaterhouseCoopers LLP under the categories “Audit-related fees,” “Tax fees,” and “All other fees” described above, were pre-approved by the Audit Committee.

Auditor Independence

The Audit Committee believes that the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Report

In accordance with its written charter adopted by our Board, the Audit Committee assists our Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. The Audit Committee meets at least quarterly to review quarterly or annual financial information prior to its release and inclusion in SEC filings. As part of each meeting, the Audit Committee has the opportunity to meet independently with management and our independent registered public accounting firm.

In discharging its oversight responsibility as to the audit process, the Audit Committee has received the written disclosures from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, has discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence, and has satisfied itself as to the independent registered public accounting firm’s independence.

The Audit Committee reviewed and discussed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including the matters required to be discussed by the Statement on Auditing Standards No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2017, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of our financial statements, and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to our Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Audit Committee

Scott D. Roulston, Chair

Jane E. DeFlorio

Robert H. Gidel

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11. Corporate Governance and Other Matters

Codes of Ethics

Code of Ethics for Senior Financial Officers

We have a Code of Ethics for Senior Financial Officers that applies to the senior financial officers of the Company, including, among others, the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, Treasurer, and Chief Internal Auditor, who we collectively refer to as our senior financial officers. Among other matters, this code requires our senior financial officers to:

• Act with honesty and integrity and ethically handle all actual or apparent conflicts of interest between personal and professional relationships;

•     Endeavor to provide information that is full, fair, accurate, timely and understandable in all reports and documents that we file with, or submit to, the SEC and other public filings or communications we make;

•     Endeavor to comply faithfully with all laws, rules and regulations of federal, state and local governments and all applicable private or public regulatory agencies as well as all applicable professional codes of conduct;

• Not knowingly or recklessly misrepresent material facts or allow their independent judgment to be compromised;
• Not use for personal advantage confidential information acquired in the course of their employment;
• Proactively promote ethical behavior among peers and subordinates in the workplace; and
• Promptly report any violation or suspected violation of this code in accordance with our Reporting and Non-Retaliation Policy and, if appropriate, directly to the Audit Committee.

Only the Audit Committee or our Board, including a majority of the independent Directors, may waive any provision of this code with respect to a senior financial officer. Any such waiver or any amendment to this code will be promptly disclosed on our website or in a Current Report on Form 8-K, as required by applicable rules or regulations. This code is posted on our website, www.ddr.com, under “Governance” in the “Investors” section.

Code of Business Conduct and Ethics

We also have a Code of Business Conduct and Ethics that addresses our commitment to honesty, integrity and the ethical behavior of our employees, officers and Directors. This code governs the actions and working relationships of our employees, officers and Directors with current and potential tenants, fellow employees, competitors, vendors, government and self-regulatory agencies, investors, the public, the media, and anyone else with whom we have or may have contact. Only our Board or the Nominating and Corporate Governance Committee may waive any provision of this code with respect to an officer or Director. Any such waiver or any amendment to this code will be promptly disclosed on our website or in a Current Report on Form 8-K, as required by applicable rules or regulations. The Company’s Corporate Compliance Officer may waive any provision of this code with respect to all other employees. This code is posted on our website, www.ddr.com, under “Governance” in the “Investors” section.

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Reporting and Non-Retaliation Policy

We are committed to honesty, integrity and ethical behavior and have adopted a Reporting and Non-Retaliation Policy. The purpose of the policy is to encourage all employees to disclose any alleged wrongdoing that may adversely impact us, our tenants, shareholders, fellow employees, investors, or the public at large without fear of retaliation. The policy sets forth procedures for the reporting by employees and interested third parties of alleged financial (including auditing, accounting, and internal control matters) and non-financial wrongdoing on a confidential and anonymous basis, and a process for investigating such reported acts of alleged wrongdoing and retaliation. Reports concerning alleged wrongdoing may be made directly to our Corporate Compliance Officer, Eric C. Cotton, our Audit Committee Chair, Scott D. Roulston, or to NAVEX Global, an independent third-party service retained on our behalf. An inquiry or investigation is then initiated by the Corporate Compliance Officer or the Audit Committee Chair. The results of all investigations concerning wrongdoing are reviewed quarterly by the Corporate Compliance Officer and the Chair of the Audit Committee. Reports of all matters are reported to our Board by the Chair of the Audit Committee and the Corporate Compliance Officer in a timely manner and, in no event, less than once per year. This policy is posted on our website, www.ddr.com, under “Governance” in the “Investors” section.

Policy Regarding Related-Party Transactions

We have a written policy regarding the review and approval of related-party transactions. A proposed transaction between us and certain parties enumerated in the policy must be submitted to the General Counsel or Corporate Compliance Officer. The policy applies to our Directors, nominees for Directors, officers, and employees; subsidiaries and joint venture partners; significant shareholders (generally a beneficial owner holding 5% or more of our voting securities) of us or of our subsidiaries or joint venture partners; family members (such as spouse, parent, stepparent, children, stepchildren, sibling, mother or father-in-law, son or daughter-in-law or sister or brother-in-law of such person or anyone residing in such person’s home) and close friends of Directors, nominees for Directors, officers, employees or significant shareholders; entities in which a Director, nominee for Director, officer or employee (or a family member or close friend of such person) has a significant interest or holds an employment, management or board position; provided, however, ownership of less than 1% of a publicly-traded entity will not be deemed a significant interest; trusts for the benefit of employees, such as profit-sharing, deferred compensation or retirement fund trusts, that are managed by or under the trusteeship of management; or any other party who directly or indirectly controls, is controlled by or under common control with us (or our subsidiaries) (“control” means the power to direct or cause the direction of the management and policies of an entity through ownership, contract or otherwise). The relationship of the parties and the terms of the proposed transaction, among other things, are reviewed by the Corporate Compliance Officer to determine if the proposed transaction would constitute a material related-party transaction, in which case it is reported to the Nominating and Corporate Governance Committee. The committee will then determine whether the transaction requires Board approval. All material related-party transactions, whether or not those transactions must be disclosed under federal securities laws, are subject to prior approval by our Board pursuant to the policy and reviewed quarterly with the Nominating and Corporate Governance Committee.

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Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our common shares as of February 21, 2018, except as otherwise disclosed in the notes below, by each person who is known by us to own beneficially more than 5% of our outstanding common shares based on a review of filings with the SEC. Except as otherwise described in the following notes, the following beneficial owners have sole voting power and sole investment power with respect to all common shares set forth opposite their respective names.

More Than 5% Owners	Amount and Nature of Beneficial Ownership of Common Shares	Percentage Ownership (%)
The Otto Family	63,888,570(1)	17.3
The Vanguard Group, Inc.	49,635,716(2)	13.5
BlackRock, Inc.	23,293,640(3)	6.3
Vanguard Specialized Funds	21,052,041(4)	5.7
Goldman Sachs Asset Management	18,664,527(5)	5.1

(1)	According to a Schedule 13D/A filed with the SEC on February 27, 2018, reflecting transactions through February 21, 2018, by Alexander Otto and Katharina Otto-Bernstein, each of Alexander Otto and Katharina Otto-Bernstein was the beneficial owner of, and had sole voting and sole dispositive power over, 47,633,065 and 16,255,505 common shares, respectively. The address for these reporting persons is c/o Dennis O. Garris, Alston & Bird LLP, 950 F Street, N.W., Washington, DC 20004.

(2)	According to a report on Schedule 13G/A filed with the SEC on February 9, 2018 by The Vanguard Group, Inc., The Vanguard Group, Inc. is the beneficial owner of 49,635,716 common shares and has sole voting power over 518,773 common shares, shared voting power over 408,408 common shares, sole dispositive power over 49,087,223 common shares and shared dispositive power over 548,493 common shares. According to the report, Vanguard Fiduciary Trust Company is the beneficial owner of, and directs the voting over, 140,085 common shares as a result of it serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd. is the beneficial owner of, and directs the voting over, 787,096 common shares as a result of it serving as investment manager of Australian investment offerings. The address for this reporting person is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)	According to a report on Schedule 13G/A filed with the SEC on January 29, 2018 by BlackRock, Inc., BlackRock, Inc. is the beneficial owner of 23,293,640 common shares and has sole voting power over 21,782,017 common shares and sole dispositive power over 23,293,640 common shares. The address for this reporting person is 55 East 52nd Street, New York, New York, 10055.

(4)	According to a report on Schedule 13G/A filed with the SEC on February 2, 2018 by Vanguard Specialized Funds, Vanguard Specialized Funds — Vanguard REIT Index Fund is the beneficial owner of, and has the sole voting power over 21,052,041 common shares. The address for this reporting person is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(5)	According to a report on Schedule 13G filed with the SEC on February 8, 2018 by Goldman Sachs Asset Management (Goldman Sachs Asset Management, L.P., together with GS Investment Strategies, LLC, “Goldman Sachs Asset Management”). According to the report, Goldman Sachs Asset Management is the beneficial owner of, and has shared dispositive power over, 18,664,527 common shares and shared voting power over 18,186,589 common shares. The address for Goldman Sachs Asset Management is 200 West Street, New York, New York 10282.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, executive officers, and owners of more than 10% of a registered class of our equity securities, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of our common shares and other equity securities. Executive officers, Directors and owners of more than 10% of our common shares are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2017, all officers, Directors, and greater than 10% beneficial owners filed the required reports on a timely basis, except for one report for Ms. Vesy reporting one transaction, which was filed late due to administrative error.

Shareholder Proposals for 2019 Annual Meeting

Any shareholder proposals intended to be presented at our 2019 Annual Meeting of Shareholders must be received by our Secretary at 3300 Enterprise Parkway, Beachwood, Ohio 44122, on or before December [3], 2018, for inclusion in our Proxy Statement and form of proxy relating to the 2019 Annual Meeting of Shareholders. As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our Proxy Statement for our 2019 Annual Meeting of Shareholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than February [17], 2019. Even if proper notice is received on or prior to February [17], 2019 the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

Householding

The SEC permits a single set of annual reports and Proxy Statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate Proxy Card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing costs. A number of brokerage firms have instituted householding. Only one copy of this Proxy Statement and the accompanying annual report will be sent to certain beneficial shareholders who share a single address, unless any shareholder residing at that address gave contrary instructions.

If any beneficial shareholder residing at such an address desires at this time or in the future to receive a separate copy of this Proxy Statement and the accompanying annual report or if any such shareholder who currently receives a separate Proxy Statement and annual report and would like to receive only a single set in the future, the shareholder should provide such instructions to us by calling Matthew Ostrower, Chief Financial Officer, at (216) 755-5500, or by writing to DDR Corp., Attn. Investor Relations, at 3300 Enterprise Parkway, Beachwood, Ohio 44122.

Other Matters

Shareholders and other interested parties may send written communications to our Board or the non-management Directors as a group by mailing them to our Board, c/o Aaron M. Kitlowski, Secretary, DDR Corp., 3300 Enterprise Parkway, Beachwood, Ohio 44122. All communications will be forwarded to our Board or the non-management Directors as a group, as applicable.

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12. Frequently Asked Questions

Why did you send me this Proxy Statement?

The Company sent you this Proxy Statement and the accompanying Proxy Card because our Board is soliciting your proxy to vote at our 2018 Annual Meeting of Shareholders. This Proxy Statement summarizes information you need to know in order to vote at the Annual Meeting. The Annual Meeting will be held at Loews Regency Hotel at 540 Park Avenue, New York, New York 10065, on May 8, 2018, at 9:00 a.m. local time. The hotel’s front desk will direct shareholders to the conference room where the Annual Meeting will be held. If your shares are not registered in your own name, you must provide evidence of your share ownership as of March 14, 2018 in order to attend the Annual Meeting. You can obtain this evidence from your bank, brokerage firm or other nominee through which you hold your shares. For further information regarding directions to attend the Annual Meeting and vote in person, please contact Matthew Ostrower, Chief Financial Officer, at (216) 755-5500 or at 3300 Enterprise Parkway, Beachwood, Ohio 44122.

However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by telephone, over the Internet, or by completing and mailing the accompanying Proxy Card. Shareholders who owned our common shares at the close of business on March 14, 2018, the record date for the Annual Meeting, are entitled to vote. On the record date, there were [                    ] common shares outstanding. Our 2017 Annual Report, which includes our financial statements, also accompanies this Proxy Statement.

Who is soliciting my proxy?

This solicitation of proxies is made by and on behalf of our Board. We will bear the cost of the solicitation of proxies. In addition to the solicitation of proxies by mail, certain of our employees may solicit proxies by telephone, facsimile, or email. Those employees will not receive any additional compensation for their participation in the solicitation. We retained Georgeson, Inc., at an estimated cost of $11,500, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

How many votes do I have?

You are entitled to one vote for each of our common shares that you owned on the record date. The accompanying Proxy Card indicates the number of shares that you owned on the record date.

Although the Board has submitted a proposal included in this Proxy Statement to be voted upon by shareholders at the 2018 Annual Meeting to eliminate cumulative voting by shareholders in future Director elections, shareholders have the right to request cumulative voting for the election of Directors at the 2018 Annual Meeting. If written notice is given by any shareholder to our President, any Vice President, or the Secretary at least 48 hours before the Annual Meeting that the shareholder desires that cumulative voting be used for the election of Directors, and if an announcement of the giving of that notice is made when the Annual Meeting is convened by the Chairman of the Board, the President, or the Secretary, or by or on behalf of the shareholder giving such notice, then each shareholder will have the right to cumulate the voting power that the shareholder possesses in the election of Directors. This means that each shareholder will be able to give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of common shares owned by such shareholder, or to distribute the shareholder’s votes on the same principle among two or more candidates, as the shareholder may elect.

If voting for the election of Directors is cumulative, the persons named in the accompanying Proxy Card will vote the common shares represented by proxies given to them in such manner so as to elect as many of the nominees named in this Proxy Statement as possible.

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How do I vote by proxy?

Shareholders may vote either by completing, properly signing, and returning the accompanying Proxy Card via mail, by telephone, or over the Internet, or by attending and voting at the Annual Meeting. If you properly complete and timely return your Proxy Card or properly and timely follow the telephone or Internet voting instructions described below, your proxy (meaning one of the individuals named in the Proxy Card) will vote your shares as you have directed, provided however, if you do not indicate specific choices as to your vote, your proxy will vote your shares as recommended by our Board:

• FOR the election of Terrance R. Ahern, Jane E. DeFlorio, Thomas Finne, David R. Lukes, Victor B. MacFarlane, Alexander Otto, Scott D. Roulston, and Barry A. Sholem, as Directors;
• FOR the adoption of an amendment to the Company’s Articles of Incorporation to eliminate the ability of shareholders to exercise cumulative voting in the election of Directors;
• FOR the adoption of an amendment to the Company’s Code of Regulations to implement proxy access in connection with annual meetings of shareholders;

• FOR the authorization of the Company’s Board of Directors to effect, in its discretion, a reverse stock split of the Company’s common stock and the adoption of a corresponding amendment to the Company’s Articles of Incorporation;

• FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and
• FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Shareholders of record (i.e., shareholders with shares held in an account with our transfer agent) may vote by calling 1-800-652-8683 or over the Internet by accessing the following website: www.investorvote.com/ddr. Voting instructions, including your shareholder account number and personal proxy control number, are contained on the accompanying Proxy Card. Those shareholders of record who choose to vote by telephone or over the Internet must do so by 11:59 p.m., Eastern Time, on May 7, 2018.

A number of banks and brokerage firms participate in a program that also permits shareholders whose shares are held in “street name” to direct their vote by telephone or over the Internet. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may direct the vote of these shares by telephone or over the Internet by following the voting instructions enclosed with the Proxy Card from the bank or brokerage firm. The Internet and telephone proxy procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their proxy voting instructions, and to confirm that those instructions have been properly recorded. Votes directed by telephone or over the Internet through such a program must be received by 11:59 p.m., Eastern Time, on May 7, 2018.

If any other matter is presented at the Annual Meeting, your proxy will vote your shares in accordance with his or her discretion and best judgment. As of the date of this Proxy Statement, we are not aware of any matter to be acted on at the Annual Meeting other than those matters described in this Proxy Statement.

May I revoke my proxy?

You may revoke your proxy at any time before it is exercised by giving written notice to us at our principal executive offices located at 3300 Enterprise Parkway, Beachwood, Ohio 44122, by submitting to us a duly executed Proxy Card bearing a later date, or by giving notice to us in open meeting. It is important to note that your presence at the Annual Meeting, without any further action on your part, will not revoke your previously granted proxy.

Can I receive this Proxy Statement by email in the future?

Yes. By doing so, you are reducing the impact on the environment and helping to save the Company the costs and expenses of preparing and mailing these materials. If you are a registered shareholder with your shares held

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in an account at our transfer agent, visit www.computershare.com/investor to create a login and to enroll. You may revoke your election to receive materials by email and instead receive a paper copy via mail at any time by visiting this website. If you hold your shares through a bank or broker, please refer to the information provided by that institution for instructions on how to elect to receive future proxy statements and annual reports over the Internet and how to change your delivery instructions.

What constitutes a quorum?

The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the aggregate number of our common shares issued and outstanding on the record date will represent a quorum permitting the conduct of business at the meeting. Proxy Cards that we receive marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum.

What vote is required to approve each proposal assuming that a quorum is present at the Annual Meeting?

Proposal One: Election of Eight Directors

To be elected, Directors must receive a majority of the votes cast (i.e., the number of shares voted “FOR” a Director nominee must exceed the number of votes cast “AGAINST” that nominee). Broker non-votes and abstentions will not be considered votes cast at the Annual Meeting and will be excluded in determining the number of votes cast at the Annual Meeting.

Proposal Two: Adoption of an Amendment to the Company’s Articles of Incorporation to Eliminate the Ability of Shareholders to Exercise Cumulative Voting in the Election of Directors

Approval of this proposal will require the affirmative vote of the holders of a majority of our outstanding common shares. Broker non-votes and abstentions will have the same effect as votes cast against the proposal.

As noted previously, if Proposal Two is approved by our shareholders, it will be implemented only if Proposal Three is also approved.

Proposal Three: Adoption of an Amendment to the Company’s Code of Regulations to Implement Proxy Access in Connection with Annual Meetings of Shareholders

Approval of this proposal will require the affirmative vote of the holders of a majority of our outstanding common shares. Broker non-votes and abstentions will have the same effect as votes cast against the proposal.

As noted previously, if Proposal Three is approved by our shareholders, it will be implemented only if Proposal Two is also approved.

Proposal Four:

Authorization of the Company’s Board of Directors to Effect, in its Discretion, a Reverse Stock Split of the Company’s Common Stock and the Adoption of a Corresponding Amendment to the Company’s Articles of Incorporation

Approval of this proposal will require the affirmative vote of the holders of a majority of our outstanding common shares. Broker non-votes and abstentions will have the same effect as votes cast against the proposal.

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Proposal Five: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

This vote is advisory only and therefore is not binding on us or our Board. However, the Board and Compensation Committee of the Board will review the results of the vote and will consider the affirmative vote of a majority of the votes cast on this Proposal to be approval by the shareholders of the compensation of our named executive officers. Broker non-votes and abstentions will not be considered votes cast at the Annual Meeting and will be excluded in determining the number of votes cast at the Annual Meeting.

Proposal Six: Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Although our independent registered public accounting firm may be selected by the Audit Committee of our Board without shareholder approval, the Audit Committee will consider the affirmative vote of a majority of the votes cast on this Proposal to be a ratification by the shareholders of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Abstentions will not be considered votes cast at the Annual Meeting and will be excluded in determining the number of votes cast at the Annual Meeting.

For shareholders who hold their common shares in “street name” through banks or brokerages and do not instruct their bank or broker how to vote, the bank or brokerage will not vote such shares for Proposals One, Two, Three, Four or Five resulting in broker non-votes with respect to such shares. As a result, it is important that shareholders vote their shares.

By order of the Board of Directors,

AARON M. KITLOWSKI

Secretary

Dated: April [    ], 2018

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Annex A

AMENDMENT TO THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING IN DIRECTOR ELECTIONS

SEVENTH: Notwithstanding any provision of Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code, or any successor statutes now or hereafter in force, requiring for the authorization or taking of any action the vote or consent of the holders of shares entitling them to exercise two-thirds or any other proportion of the voting power of the corporation or of any class or classes of shares thereof, such action, unless otherwise expressly required by law or these Articles of Incorporation, may be authorized or taken by the vote or consent of the holders of shares entitling them to exercise a majority of the voting power of the corporation or of such class or classes of shares thereof.

Except as provided in the Company’s code of regulations with respect to the election of a director to fill a vacancy in the Board of Directors, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any shareholder meeting held for the election of directors at which a quorum is present; provided, however, that if as of the date that is ten days in advance of the date the Company files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission with respect to a shareholder meeting the number of nominees for election as a director is greater than the number of directors to be elected, then the directors shall be elected at the meeting by the vote of a plurality of the shares represented in person or by proxy at that meeting and entitled to vote on the election of directors. For purposes of this Section, a majority of the votes cast means the number of shares voted “for” a director exceeds the number of votes cast “against” the director. Broker non-votes and abstentions will not be considered votes cast at the shareholder meeting and will be excluded in determining the number of votes cast at the shareholder meeting.

No holder of shares of the Company of any class shall have the right to cumulate the voting power of such shares in the election of directors. The right to cumulate the voting power as provided in Section 1701.55 of the Ohio Revised Code, or any successor statute now or hereinafter in force, is hereby specifically denied to all holders of shares of any class of the Company.

A-1

Annex B

AMENDMENT TO AMENDED AND RESTATED CODE OF REGULATIONS TO IMPLEMENT PROXY ACCESS

ARTICLE II

[…]

Section 2. Nomination and Election of Directors. Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any shareholder entitled to vote at such election; but, unless such request is made, the election may be conducted in any manner approved at such meeting.

At each meeting of shareholders for the election of directors, the persons receiving the greatest number of votes shall be directors.

Nominations of persons for election as Directors at the annual meeting of shareholders may be made by, and only by, (i) the Board Directors or a committee thereof, (ii) one or more Eligible Shareholders (as defined below) pursuant to and in accordance with this Section 2 and (iii) any holder of shares entitled to vote for the election of directors at such meeting who otherwise complies with the requirements of these Regulations and applicable law.

The Corporation shall include in its proxy statement and proxy for any annual meeting of shareholders (collectively, the “Proxy Materials”), together with any information required to be included in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission and, if the Eligible Shareholder so elects, a Statement (as defined below), the name of any person nominated for election to the Board of Directors (the “Shareholder Nominee”) by a shareholder, or a group of no more than 20 shareholders, who satisfies the requirements of this Section 2 (an “Eligible Shareholder”) and who expressly elects at the time of providing the written notice required by this Section 2 to have its nominee included in the Proxy Materials pursuant to this Section 2. For purposes of any representation, agreement or other undertaking required by this Section 2, the term “Eligible Shareholder” shall include each member of any group forming an Eligible Shareholder. Such written notice shall consist of a copy of Schedule 14N filed with the Securities and Exchange Commission in accordance with Rule 14a-18 of the Securities Exchange Act of 1934, as amended, or any successor schedule or form filed with the Securities and Exchange Commission in accordance with Rule 14a-18 of the Securities Exchange Act of 1934, as amended, or any successor provision, the Required Information and the other information required by this Section 2 (all such information collectively referred to as the “Proxy Notice”), and such Proxy Notice shall be delivered to the Corporation in accordance with the procedures and at the times set forth in this Section 2.

Each Proxy Notice must set forth or include (the following, collectively referred to as the “Required Information”): (i) the name and address, as they appear on the Corporation’s books, of the shareholder or group of shareholders giving such notice; (ii) a representation that the shareholder or group of shareholders giving such notice is a holder of record of stock of the Corporation entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in such notice; (iii) the class and number of shares of stock of the Corporation owned beneficially and of record by the shareholder or group of shareholders giving such notice; (iv) a description of all arrangements or understandings between or among any of (A) the shareholder or group of shareholders giving such notice, (B) each nominee, and (C) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or group of shareholders giving such notice; (v) such other information regarding each nominee proposed by the shareholder or group of shareholders giving such notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; (vi) the signed consent of each nominee to serve as a director of the Corporation if so elected, and (vii) if the Eligible Shareholder so elects, a Statement.

To be timely, the Proxy Notice must be delivered to or mailed and received at the principal executive offices of the Corporation no earlier than 150 calendar days and no later than 120 calendar days prior to the first anniversary of the date that the Corporation issued its Proxy Materials for the previous year’s annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after the first anniversary of the previous year’s annual meeting of shareholders, the Proxy Notice, to be timely, must be delivered to or mailed and received at the principal executive offices of the Corporation not later than (i) 150 calendar days prior to the date of such annual meeting or (i) if the first public announcement of the date of such annual meeting is less than 150 calendar days prior to the date of such annual meeting, 10 calendar days following the day on which public announcement is first made by the Corporation of the date of such meeting.

The Corporation shall not be required to include, pursuant to this Section 2, any Shareholder Nominee in the Proxy Materials (i) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these Regulations, the Articles of Incorporation of the Corporation, the rules and listing standards of the principal U.S. exchange upon which the common shares of the Corporation are listed, any applicable state or federal law, rule or regulation, or the Corporation’s publicly disclosed policies and procedures, (ii) who is or has been within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (iii) who is a named subject of a pending criminal proceeding or has been convicted in such a criminal proceeding within the past 10 years (excluding traffic violations and other minor offenses) or (iv) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, or any successor provision.

The maximum number of Shareholder Nominees appearing in the Proxy Materials with respect to an annual meeting of shareholders shall not exceed 20% of the number of directors in office as of the last day on which the Proxy Notice may be delivered or received or, if such amount is not a whole number, the closest whole number below 20%, and in any event, not less than two Shareholder Nominees. In the event that one or more vacancies for any reason occurs on the Board of Directors after the last day on which the Proxy Notice may be delivered or received but before or as of the annual meeting of shareholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum number of Shareholder Nominees included in the Proxy Materials shall be calculated based on the number of directors in office as so reduced. Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in Proxy Materials pursuant to this Section 2 but either are subsequently withdrawn after the last day on which the Proxy Notice may be delivered or received or whom the Board of Directors itself determines to nominate for election shall, for the purposes of this Section 2, count as Shareholder Nominees appearing in the Proxy Materials. Each Eligible Shareholder shall rank each Shareholder Nominee it submitted for inclusion in the Proxy Materials and in the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 2 exceeds this maximum number, the highest ranked Shareholder Nominee from the Eligible Shareholder owning the greatest number of shares of stock of the Corporation will be selected for inclusion in the Proxy Materials first, followed by the highest ranked Shareholder Nominee of the Eligible Shareholder holding the next greatest number of shares of stock of the Corporation, and continuing on in that manner until the maximum number of Shareholder Nominees is reached.

For purposes of this Section 2, an Eligible Shareholder shall be deemed to own only those outstanding common shares as to which the shareholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (A) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (B) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell, or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common shares, in any such case which instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares, or (y) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such shareholder or affiliate. Further, for purposes of this Section 2, an Eligible Shareholder shall be deemed to own shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to recall the shares for voting purposes on no less than five business days’ notice, represents that they will vote such shares at the applicable shareholder meeting and possesses the full economic interest in the shares. An Eligible Shareholder’s ownership of shares shall be deemed to continue during any period in which the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the shareholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the Common Stock of the Corporation are owned for purposes of this Section 2 shall be determined by the Board of Directors or a committee thereof, in its reasonable discretion. For the purposes of this Section 2, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the rules and regulations of the Securities Exchange Act of 1934, as amended. No shares of the Corporation may be attributed to more than one group constituting an Eligible Shareholder and no shareholder or beneficial owner, alone or together with any of its affiliates, may be a member of more than one group constituting an Eligible Shareholder. Furthermore, two or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by the same employer or (iii) a “group of investment companies,” as such term is defined in the Investment Company Act of 1940, as amended, shall be treated as one shareholder for purposes of determining Eligible Shareholder status.

An Eligible Shareholder must have owned 3% or more of the issued and outstanding common shares continuously for at least three years (the “Required Shares”) as of each of the date the Proxy Notice is delivered to or received by the Corporation, the date the Proxy Notice is required to be delivered to or received by the Corporation in accordance with this Section 2 and the record date for determining shareholders entitled to vote at the annual meeting, and must continue to hold the Required Shares through the date of the annual meeting. Within the time period specified in this Section 2 for delivery of the Proxy Notice, an Eligible Shareholder must provide the following information in writing to the Secretary of the Corporation: (i) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within three calendar days prior to the date the Proxy Notice is delivered to or received by the Corporation, the Eligible Shareholder owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Shareholder’s agreement to provide, within five business days after each of the date the Proxy Notice is required to be delivered to or received by the Corporation and the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through each of the date the Proxy Notice is required to be delivered to or received by the Corporation and the record date, along with a written statement that the Eligible Shareholder will continue to hold the Required Shares through the date of the annual meeting; (ii) the Required Information, together with the written consent of each Shareholder Nominee to being named in the Proxy Statement as a nominee; (iii) a representation that (A) the Eligible Shareholder acquired the Required Shares in the ordinary course of business and did not acquire any of the Required Shares with the intent to change or influence control of the Corporation, and does not presently have such intent, (B) the Eligible Shareholder has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Shareholder Nominee(s) being nominated pursuant to this Section 2, (C) the Eligible Shareholder has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Securities Exchange Act of 1934, as amended, or any successor provision, in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee or a nominee of the Board of Directors, (D) that the Shareholder Nominee(s) is or are eligible for inclusion in the Proxy Materials under this Section 2 and (E) the Eligible Shareholder will not distribute to any shareholder any proxy for the annual meeting other than the form distributed by the Corporation, (iv) an undertaking that the Eligible Shareholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the Corporation or out of the information that the Eligible Shareholder provided to the Corporation, (B) comply with all other laws and regulations applicable to any solicitation in connection with the annual meeting, and (C) provide to the Corporation prior to the election of directors such additional information as requested with respect thereto, including any other certifications, representations or undertakings as the Corporation may reasonably request, (v) in the case of a nomination by a group of shareholders that together is an Eligible Shareholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination, (vi) an undertaking that the Eligible Shareholder agrees to immediately notify the Corporation if the Eligible Shareholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting and (vii) in the case of a nomination by an Eligible Shareholder that includes a group of funds whose shares are aggregated for purposes of constituting an Eligible Shareholder, an undertaking that the Eligible Shareholder agrees to provide all documentation and other information reasonably requested by the Corporation to demonstrate that the funds satisfy the requirements of this Section 2. If the Eligible Shareholder does not comply with each of the applicable representation, agreements and undertakings set forth in this Section 2, or the Eligible Shareholder provides information to the Corporation regarding a nomination that is untrue in any material respect or omitted to state a material fact necessary in order to make a statement made, in light of the circumstances under which it was made, not misleading, the Shareholder Nominee(s) nominated by such Eligible Shareholder shall be deemed to have been withdrawn and will not be included in the Proxy Materials.

The Eligible Shareholder may provide to the Secretary of the Corporation, at the time the information required by this Section 2 is first provided, a written statement (the “Statement”) for inclusion in the Proxy Materials, not to exceed 500 words, in support of the Shareholder Nominee’s candidacy. Notwithstanding anything to the contrary contained in this Section 2, the Corporation may omit from the Proxy Materials any information or Statement that it, in good faith, believes is materially false or misleading, omits to state any material fact or would violate any applicable law or regulation. If multiple members of a shareholder group submit a statement for inclusion, the statement received by the Eligible Shareholder owning the greatest number of shares will be selected.

On or prior to the date the Proxy Notice is required to be delivered or received by the Corporation as specified in this Section 2, a Shareholder Nominee must deliver to the Secretary of the Corporation the written questionnaire required of directors and officers. The Shareholder Nominee must also deliver to the Corporation such additional information as the Corporation may request to permit the Board of Directors to determine if the Shareholder Nominee is independent under the rules and listing standards of the principal U.S. exchange upon which the Corporation’s common shares are listed, any applicable rules of the Securities and Exchange Commission, any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of its directors. If the Board of Directors determines in good faith that the Shareholder Nominee is not independent under any of these standards, the Shareholder Nominee will be deemed to have been withdrawn and will not be included in the Proxy Materials. If a Shareholder Nominee or an Eligible Shareholder fails to continue to meet the requirements of this Section 2, if the Eligible Shareholder fails to meet the all of the requirements of the notice provisions set forth in this Section 2 or if a Shareholder Nominee dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director prior to the annual meeting of shareholders: (i) the Corporation may, to the extent feasible, remove the name of the Shareholder Nominee and the Statement from its proxy statement, remove the name of the Shareholder Nominee from its form of proxy and/or otherwise communicate to its shareholders that the Shareholder Nominee will not be eligible for nomination at the annual meeting of Shareholders; and (ii) the Eligible Shareholder may not name another Shareholder Nominee or, subsequent to the date on which the Proxy Notice is required to be delivered to or received by the Corporation, otherwise cure in any way any defect preventing the nomination of the Shareholder

Nominee at the annual meeting of Shareholders. On or prior to the date the Proxy Notice is required to be delivered to or received by the Corporation as specified in this Section 2, a Shareholder Nominee must deliver to the Secretary of the Corporation a written representation and agreement that such person (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (iii) will comply with all the Corporation corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and any other the Corporation policies and guidelines applicable to directors. If the Shareholder Nominee fails to comply with any of the requirements included in this Section 2, the Shareholder Nominee will be deemed to have withdrawn and will not be included in the Proxy Materials.

Notwithstanding the provisions of this Section 2, unless otherwise required by law or otherwise determined by the Board of Directors, if (i) the Eligible Shareholder or (ii) a qualified representative of the Eligible Shareholder does not appear at the applicable annual meeting to present its Shareholder Nominee or Shareholder Nominees, such nomination or nominations shall be disregarded, and no vote on such Shareholder Nominee or Shareholder Nominees will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2, to be considered a qualified representative of an Eligible Shareholder, a person must be authorized by a writing executed by such Eligible Shareholder or an electronic transmission delivered by such Eligible Shareholder to act for such Eligible Shareholder as proxy at the applicable annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the applicable annual meeting.

Notwithstanding anything in this Section 2 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased by the Board of Directors, and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 130 calendar days prior to the first anniversary of the preceding year’s annual meeting, a Proxy Notice shall also be considered timely, but only with respect to Shareholder Nominees for any new positions created by such increase and only to the extent the increase in the size of the Board of Directors increases the number of Shareholder Nominees permitted under this Section 2, if it shall be delivered to or received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the Corporation.

Compliance with this Section 2 shall be the exclusive method for shareholders to include nominees for director in the Corporation’s proxy materials.

Annex C

AMENDMENT TO THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION CORRESPONDING TO EFFECT REVERSE STOCK SPLIT

FOURTH: The authorized number of shares of the Corporation is ~~611,000,000~~311,000,000, consisting of ~~600,000,000~~300,000,000 common shares, $0.10 par value per share (hereinafter called “Common Shares”), 750,000 Class A Cumulative Preferred Shares, without par value (hereinafter called “Class A Shares”), 750,000 Class B Cumulative Preferred Shares, without par value (hereinafter called “Class B Shares”), 750,000 Class C Cumulative Preferred Shares, without par value (hereinafter called “Class C Shares”), 750,000 Class D Cumulative Preferred Shares, without par value (hereinafter called “Class D Shares”), 750,000 Class E Cumulative Preferred Shares, without par value (hereinafter called “Class E Shares”), 750,000 Class F Cumulative Preferred Shares, without par value (hereinafter called “Class F Shares”), 750,000 Class G Cumulative Preferred Shares, without par value (hereinafter called “Class G Shares”), 750,000 Class H Cumulative Preferred Shares, without par value (hereinafter called “Class H Shares”), 750,000 Class I Cumulative Preferred Shares, without par value (hereinafter called “Class I Shares”), 750,000 Class J Cumulative Preferred Shares, without par value (hereinafter called “Class J Shares”), 750,000 Class K Cumulative Preferred Shares, without par value (hereinafter called “Class K Shares”), 750,000 Noncumulative Preferred Shares, without par value (hereinafter called “Noncumulative Shares”), and 2,000,000 Cumulative Voting Preferred Shares, without par value (hereinafter called “Voting Preferred Shares”). The Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares, Class G Shares, Class H Shares, Class I Shares, Class J Shares, Class K Shares and Voting Preferred Shares are sometimes collectively referred to herein as the “Cumulative Shares.”

Effective as of [            ] [a.m./p.m.], Eastern Time, on [Effective Time to be determined] the (“Effective Time”), each two of the Common Shares issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one Common Share. Each outstanding share certificate that, immediately prior to the Effective Time, represented one or more Common Share shall, thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole Common Shares equal to the product of (x) the number of Common Shares represented by such certificate immediately prior to the Effective Time and (y) one half, rounded down to the nearest whole integer; and Common Shares held in uncertificated form shall be treated in the same manner. No fractional shares shall be issued in connection with such combination and conversion and, in lieu thereof, any holder of less than one Common Share shall, upon due surrender to the Corporation, be entitled to receive a cash payment equal to its pro rata portion of the net proceeds of the open market sale of all fractional Common Shares that would otherwise be issued, aggregated into whole Common Shares, at prevailing market prices.

At the Effective Time, the stated capital of the Common Shares shall be reduced proportionately to the reduction in the number of issued and outstanding Common Shares.

DIVISION A

[…]

C-1

PRELIMINARY COPY - SUBJECT TO COMPLETION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM Eastern Time on May 7, 2018.

Vote by Internet • Go to www.investorvote.com/ddr • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the director nominees listed and FOR Proposals 2 through 6.

+
1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Terrance R. Ahern	☐	☐	☐	02 - Jane E. DeFlorio	☐	☐	☐	03 - Thomas Finne	☐	☐	☐
	04 - David R. Lukes	☐	☐	☐	05 - Victor B. MacFarlane	☐	☐	☐	06 - Alexander Otto	☐	☐	☐
	07 - Scott D. Roulston	☐	☐	☐	08 - Barry A. Sholem	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Adoption of an Amendment to the Company’s Articles of Incorporation to Eliminate the Ability of Shareholders to Exercise Cumulative Voting in the Election of Directors.	☐	☐	☐	3.	Adoption of an Amendment to the Company’s Code of Regulations to Implement Proxy Access in Connection with Annual Meetings of Shareholders.	☐	☐	☐
4.	Authorization of the Company’s Board of Directors to Effect, in its Discretion, a Reverse Stock Split of the Company’s Common Stock and the Adoption of a Corresponding Amendment to the Company’s Articles of Incorporation.	☐	☐	☐	5.	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.	☐	☐	☐
6.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held on May 8, 2018.

The DDR Corp. 2018 Proxy Statement and the 2017 Annual Report to Shareholders are available at: www.proxydocs.com/ddr

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — DDR CORP.	+

Annual Meeting of Shareholders – May 8, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Matthew L. Ostrower, Aaron M. Kitlowski and Christa A. Vesy, and each of them, with power to act without the others and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the DDR Corp. Common Shares that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 8, 2018 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” ITEMS 2 THROUGH 6.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

(Continued and to be marked, dated and signed on the other side)

If voting by mail, complete sections A and C and, if applicable, section B on the reverse side of this card.

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

◾	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+